UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS	Annual Report October 31, 2006

Current income potential from portfolios that invest in a variety of fixed income securities.

Goldman Sachs Single/Multi-Sector
Taxable Fixed Income Funds

■	GOLDMAN SACHS GOVERNMENT INCOME FUND

■	GOLDMAN SACHS U.S. MORTGAGES FUND

■	GOLDMAN SACHS CORE FIXED INCOME FUND

■	GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

The Goldman Sachs Government Income Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.
The Goldman Sachs U.S. Mortgages Fund’s investment in mortgage-backed securities (MBS) is subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. This risk may result in greater share price volatility than a fixed income fund not invested in MBS. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

The Goldman Sachs Core Fixed Income Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.
The Goldman Sachs Investment Grade Credit Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
What Distinguishes Goldman Sachs’
Fixed Income Investment Process?
At Goldman Sachs Asset Management (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■  Assess relative value among sectors (such as mortgages and corporates) and sub-sectors

■  Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio

■  Team approach to decision making

■  Manage risk by avoiding significant sector and interest rate bets

■  Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■  Include domestic and global investment options, income opportunities, and access to areas of specialization

■  Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
Government Income Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Government Income Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.40%, 3.62%, 3.63%, 4.86% and 4.27%, respectively. These returns compare to the 5.12% cumulative total return of the Fund’s benchmark, the Lehman Brothers Government/ Mortgage Index, over the same time period.

A combination of top-down and bottom-up strategies impacted the Fund’s performance relative to its benchmark. We maintained a defensive posture over the period, positioning the Fund to have a shorter duration versus its benchmark in anticipation of higher interest rates. This strategy contributed to returns as interest rates rose over the period. With regards to our cross-sector strategies, we continued to underweight the Fund’s mortgage exposure relative to the benchmark based on negative fundamentals in the mortgage market. Our mortgage underweight detracted from relative performance as the mortgage sector outperformed over the period. However, our security selection within mortgages helped to somewhat offset the negative impact from our mortgage underweight. In particular, selection of securities with less exposure to volatility, such as high quality floating rate adjustable rate mortgages (“ARMs”), contributed to relative performance. The Fund’s holdings of Treasury Inflation Protected Securities (“TIPS”) and select asset-backed auto securities also modestly detracted from the Fund’s performance relative to its benchmark. Offsetting this was the positive impact from our continued emphasis on short-dated agency securities.
  Market Review

A number of continuing themes characterized the 12-month period that ended October 31, 2006. The Federal Reserve Board (the “Fed”) continued to raise interest rates in six more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. Following the hike in rates, yields rose across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve. In the early part of the period, there was a rise in consumer confidence and strong manufacturing data. The latter half of the period was characterized by a slowdown in the housing market and moderating commodity prices, which lessened inflationary concerns and prompted the Fed to pause its tightening policy. During the reporting period, the 10-year Treasury yield rose five basis points, ending the period at 4.60%. Investment grade sectors continued to post strong outperformance relative to Treasuries over the reporting period, with the mortgage sector generating the best results. Credit spreads also tightened, supported by strong fundamentals and continued corporate profit growth.

PORTFOLIO RESULTS
  Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.
  Investment Strategies

The Fund seeks to meet its objective by investing at least 80% of its net assets in U.S. government securities and in repurchase agreements collateralized by these securities, and in other securities of the highest credit quality. The Fund uses derivatives, including, but not limited to, Treasury futures, Eurodollar futures and swaps, primarily, as a tool to manage interest rate exposure, volatility, term structure, convexity (the rate of change in the portfolio’s duration as yields change), and sector exposure. The Fund may also use derivatives to express our interest rate outlook.

We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, changing interest rates or changing mortgage durations. In addition, we believe that futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities maturity/duration. Finally, futures and swaps were important tools in implementing certain interest rate and spread views.
  Portfolio Composition

Over the period, the Fund’s investment strategy continued to focus on sectors and securities that we believed would generate a competitive total rate of return relative to the benchmark. As relative valuations changed over the period, we tactically adjusted the Fund’s exposures to take advantage of emerging opportunities. For example, we reduced the Fund’s Government exposure in favor of mortgage-backed securities that we felt offered more compelling relative values. We also took advantage of opportunities to add value in security-specific trades. In particular, we have been finding value in AAA rated ARMs and commercial mortgage-backed securities (“CMBS”). At the end of the reporting period, the Fund’s largest sector weight was in mortgage-backed securities. During the period, we maintained a short duration position relative to the Index based on the belief that interest rates would move higher.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 20, 2006

FUND BASICS
Government Income Fund
as of October 31, 2006
PERFORMANCE REVIEW

November 1, 2005–	Fund Total Return	Lehman Govt./	30-Day
October 31, 2006	(based on NAV)[1]	Mortgage Index[2]	Standardized Yield[3]

Class A	4.40%	5.12%	3.98%
Class B	3.62	5.12	3.42
Class C	3.63	5.12	3.42
Institutional	4.86	5.12	4.54
Service	4.27	5.12	4.04

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Government/ Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/06	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.38%	3.20%	5.36%	5.61%	2/10/93
Class B	-2.65	2.96	5.05	5.12	5/1/96
Class C	1.45	3.38	N/A	4.75	8/15/97
Institutional	3.70	4.58	N/A	5.94	8/15/97
Service	3.12	4.05	5.72[5]	5.87[5]	2/10/93

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[5]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS
U.S. Mortgages Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs U.S. Mortgages Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 5.21%, 5.56% and 5.73%, respectively. These returns compare to the 5.65% cumulative total return of the Fund’s benchmark, the Lehman Brothers Securitized Index, over the same time period.

Over the period, we continued to target an underweight position in mortgages relative to the benchmark based on historically tight spread levels and low implied volatility. As mortgages outperformed the market during the reporting period, this underweight position detracted from performance. In contrast, our out-of-Index selection of high quality, floating rate adjustable-rate mortgages (“ARMs”), contributed positively to returns. A preference for high quality, floating rate asset-backed securities also enhanced results. The Fund’s performance relative to the benchmark was positively impacted by our short duration bias, as yields generally rose across the curve.
  Market Review

Mortgages posted strong returns over the reporting period, outperforming both equal duration Treasuries and swaps. Spreads finished slightly tighter. Over the period, mortgage volatility rates declined. Fundamentals remain unattractive and implied volatility continues to remain near cyclical lows.
  Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.
  Investment Strategies

In seeking to meet the Fund’s investment objective, we invest at least 80% of its net assets in fixed income securities, including U.S. government and collateralized securities. Collateralized securities may include fixed rate pass-throughs, collateralized mortgage obligations (“CMOs”), ARMs, mortgage derivatives and asset-backed securities (“ABS”). To the extent we find them effective instruments to manage the duration of the portfolio, the Fund may employ the use of derivatives, including futures, swaps and Eurodollar futures contracts.

PORTFOLIO RESULTS

We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, changing interest rates or changing mortgage durations. In addition, we believe that futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures and swaps were important tools in implementing certain interest rate and spread views.
  Portfolio Composition

The Fund maintained a short duration position relative to its benchmark during the reporting period. Given its underweight position in mortgage pass-throughs, the Fund invested in other collateralized sectors, such as ARMs and CMOs. The Fund added to its government security allocation as a tactical substitute for pass-through exposure. The Fund continues to underweight exposure to fixed rate mortgage-backed security pass-throughs on the back of negative fundamentals. At the end of the reporting period, all of the Fund’s asset-backed security exposure was concentrated in short-term, high quality securities, which we consider to be cash equivalents.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Fixed Income Investment Management Team

November 20, 2006

FUND BASICS
U.S. Mortgages Fund
as of October 31, 2006
PERFORMANCE REVIEW

November 1, 2005–	Fund Total Return	Lehman Brothers	30-Day
October 31, 2006	(based on NAV)[1]	Securitized Index[2]	Standardized Yield[3]

Class A	5.21%	5.65%	4.16%
Institutional	5.56	5.65	4.75
Separate Account Institutional	5.73	5.65	4.79

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/06	One Year	Since Inception	Inception Date

Class A	-0.68%	2.23%	11/3/03
Institutional	4.38	4.30	11/3/03
Separate Account Institutional	4.44	4.32	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[6]	“Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS
Core Fixed Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Core Fixed Income Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.21%, 3.42%, 3.52%, 4.69% and 4.06%, respectively. These returns compare to the 5.19% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index, over the same time period.

Within our top down currency strategy, our overall positioning relative to the benchmark in the Great Britain pound and New Zealand dollar significantly detracted from performance over the reporting period. Overall our cross-sector strategy also had a negative impact on returns versus the benchmark. In particular, underweight exposures to the corporate and mortgage sectors detracted from performance as the sectors outperformed Treasuries over the period. However, our swap spread exposure enhanced results. Elsewhere, our security selection within mortgages helped performance relative to the benchmark, particularly within mortgage passthroughs, adjustable rate mortgages and mortgage derivatives. Within investment grade corporates, our selection of insurance sector credits, benefited returns versus the benchmark. The Fund’s performance relative to the benchmark was positively impacted by our overall short duration positioning as interest rates rose at the short region of the curve over the period.
  Market Review

A number of continuing themes characterized the 12 month period that ended October 31, 2006. The Federal Reserve Board (the “Fed”) continued to raise interest rates in six more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. Following the hike in rates, yields rose across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve. In the early part of the period, there was a rise in consumer confidence and strong manufacturing data. The latter half of the period was characterized by a slowdown in the housing market and moderating commodity prices, which lessened inflationary concerns and prompted the Fed to pause its tightening policy. Within currencies, the Great Britain pound appreciated against the U.S. dollar over the 12-month period. Credit spreads also continued to tighten over the reporting period, as the 10-year Treasury yield rose five basis points, ending the period at 4.60%. Emerging market debt and credit spreads also continued to tighten over the reporting period.
  Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

PORTFOLIO RESULTS
  Investment Strategies

In seeking to meet the Fund’s investment objective, we invest at least 80% of its net assets in fixed income securities, including U.S. government, corporate securities, mortgage-backed securities, asset-backed securities and investment grade emerging market debt securities. In addition, to the extent we find them effective instruments to manage the overall duration of the portfolio, the Fund may employ the use of derivatives, including futures, swaps and Eurodollar futures contracts.

We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, changing interest rates or changing mortgage durations. In addition, we believe that futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures and swaps were important tools in implementing certain interest rate and spread views.
  Portfolio Composition

During the period, the Fund continued to hold a short duration position relative to the benchmark based on our belief that rates will trend higher. The Fund increased its underweight in the mortgage sector based on historically tight spread levels and low implied volatility. However, we continued to take advantage of opportunities to add value in security-specific trades. In particular, we favored bonds with less exposure to implied volatility and housing turnover. These included seasoned 15-year mortgage-backed securities, super-senior AAA adjustable-rate mortgage floaters, and super-senior AAA collateralized mortgage-backed securities. The Fund held an underweight to the corporate sector as profit growth has been slowing and companies have been starting to re-lever their balance sheets. Finally, the Fund’s market value exposure to government securities decreased based on our constructive view of other high quality sectors at the shorter end of the curve, such as agencies.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 20, 2006

FUND BASICS
Core Fixed Income Fund
as of October 31, 2006
PERFORMANCE REVIEW

November 1, 2005–	Fund Total Return	Lehman Aggregate	30-Day
October 31, 2006	(based on NAV)[1]	Bond Index[2]	Standardized Yield[3]

Class A	4.21%	5.19%	4.30%
Class B	3.42	5.19	3.76
Class C	3.52	5.19	3.76
Institutional	4.69	5.19	4.87
Service	4.06	5.19	4.38

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/06	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.55%	3.78%	N/A	5.51%	5/1/97
Class B	-2.81	3.55	N/A	5.25	5/1/97
Class C	1.28	3.97	N/A	4.99	8/15/97
Institutional	3.35	5.14	6.47%	6.31	1/5/94
Service	2.94	4.64	5.95	5.89	3/13/96

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[6]	“Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS
Investment Grade Credit Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Investment Grade Credit Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 4.84%, 5.35%, and 5.30%, respectively. These returns compare to the 5.36% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Credit Index, over the same time period.

The Fund’s overweight to lower quality credits and underweight to higher quality credits were the primary positive contributors to returns for the 12-month reporting period. Investor risk appetite was strong due to solid corporate earnings and a perceived end to the Federal Reserve Board’s (the “Fed’s”) tightening campaign. Security selection and an overweight to property & casualty bonds also enhanced results, as the industry outperformed the Lehman Brothers U.S. Credit Index for the period. The primary detractor from the Fund’s performance was an underweight to corporate credit relative to that of the benchmark. An underweight to emerging market corporates also detracted from returns, as their spreads tightened to almost record levels during the period.
  Market Review

The Lehman Brothers U.S. Credit Index returned 5.36% over the trailing twelve-month period ended October 31, 2006, outperforming equal duration Treasuries. Lower quality credits outperformed higher quality credits, with A and BBB rated securities returning 5.36% and 5.59%, respectively. Despite a marked slowdown in the U.S. housing market and an increase in equity shareholder-friendly activity, risk appetite was strong during most of the period. This was due to strong corporate earnings, benign inflation, and the perceived end to the Fed’s raising short-term interest rates. Airlines (+10.3%), consumer services (+9.0%), and tobacco (+8.5%) were the top performing industries, while gaming (-2.5%) was the only industry to post a negative return in the Index for the period.
  Investment Objective

The Fund seeks a high level total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers U.S. Credit Index.

PORTFOLIO RESULTS
  Investment Strategies

In seeking to meet the Fund’s investment objective, we invest at least 80% of its net assets in investment grade fixed income securities, primarily corporate securities. The Fund may also invest in U.S. government securities, mortgage-backed securities, asset-backed securities, emerging market securities and non-U.S. dollar securities. In addition, to the extent we find them effective instruments to manage the overall duration of the portfolio, the Fund may employ the use of derivatives, including futures, swaps and Eurodollar futures contracts. The Fund also makes use of currency forwards for the purpose of hedging all non-U.S. dollar exposure back to the base U.S. dollar currency.

We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, or changing interest rates. In addition, we believe that futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures and swaps were important tools in implementing certain interest rate and spread views.
  Portfolio Composition

From a credit quality perspective, the Fund held a down-in-quality bias, reflected through its overweight to BBB-rated bonds versus the benchmark. The Fund continued to hold this position on the belief that lower quality credits still have the potential to benefit from balance sheet deleveraging and, in turn, remain less susceptible to equity shareholder-friendly activities (such as stock repurchases and one-time dividend payouts, which adversely impact bond prices). However, we have recently trimmed this position, as valuations are beginning to appear rich. In terms of sector positioning, the Fund had overweights in the insurance and media-cable securities, while holding underweights in consumer products, brokerage, banks, retail, and technology.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Fixed Income Investment Management Team

November 20, 2006

FUND BASICS
Investment Grade Credit Fund
as of October 31, 2006
PERFORMANCE REVIEW

November 1, 2005–	Fund Total Return	Lehman Brothers	30-Day
October 31, 2006	(based on NAV)[1]	U.S. Credit Index[2]	Standardized Yield[3]

Class A	4.84%	5.36%	4.96%
Institutional	5.35	5.36	5.58
Separate Account Institutional	5.30	5.36	5.64

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/06	One Year	Since Inception	Inception Date

Class A	-1.44%	2.34%	11/3/03
Institutional	3.57	4.46	11/3/03
Separate Account Institutional	3.62	4.47	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[6]	Please refer to the table below for Top Ten Industry Allocations in the corporate sector.
TOP TEN INDUSTRY ALLOCATIONS

Percentage of Net Assets	as of 10/31/06	as of 10/31/05

Banks	21.0%	23.1%
Insurance	14.0	10.8
REIT	13.1	7.9
Financial	8.6	7.3
Electric	8.5	5.3
Communications	6.7	12.7
Media	4.2	—
Natural Gas	3.3	4.1
Energy	2.5	1.9
Technology	1.8	0.9

GOLDMAN SACHS GOVERNMENT INCOME FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value, as of October 31, 2006, of a $10,000 investment made on November 1, 1996 in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Government Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Government/Mortgage Index (“Lehman Gov’t/MBS Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Government Income Fund’s 10 Year Performance
Performance of a $10,000 Investment, Distributions Reinvested November 1, 1996 to October 31, 2006.

Average Annual Total Return through October 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced February 10, 1993)
Excluding sales charges	5.97%	5.69%	3.80%	4.40%
Including sales charges	5.61%	5.20%	2.85%	-0.32%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	5.12%	4.89%	3.02%	3.62%
Including contingent deferred sales charges	5.12%	4.89%	2.61%	-1.53%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.75%	n/a	3.03%	3.63%
Including contingent deferred sales charges	4.75%	n/a	3.03%	2.59%

Institutional Class (commenced August 15, 1997)	5.95%	n/a	4.22%	4.86%

Service Class (commenced August 15, 1997)	5.41%	n/a	3.69%	4.27%

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 59.2%

Adjustable Rate FHLMC(a) – 2.1%
$8,229,530	3.496%	09/01/33	$7,908,438
5,702,418	4.583	08/01/35	5,574,518

			13,482,956

Adjustable Rate FNMA(a) – 4.4%
17,160,167	5.370	11/25/28	17,171,291
242,634	4.486	03/01/33	243,873
4,283,408	3.851	10/01/33	4,249,605
6,476,914	4.330	01/01/35	6,308,326

			27,973,095

Adjustable Rate GNMA(a) – 2.3%
251,798	5.375	06/20/23	253,107
121,495	4.750	07/20/23	122,392
125,254	4.750	08/20/23	126,182
317,859	4.750	09/20/23	320,213
93,097	5.375	03/20/24	93,648
860,732	5.375	04/20/24	864,721
112,847	5.375	05/20/24	113,426
855,164	5.375	06/20/24	860,650
459,159	4.750	07/20/24	463,471
657,685	4.750	08/20/24	664,293
219,949	4.750	09/20/24	222,025
240,159	5.125	11/20/24	242,364
210,139	5.125	12/20/24	211,998
175,871	5.375	01/20/25	177,328
92,347	5.375	02/20/25	93,117
307,073	5.375	05/20/25	309,404
197,888	4.750	07/20/25	200,051
136,715	5.375	02/20/26	137,604
5,755	4.750	07/20/26	5,810
360,737	5.375	01/20/27	363,818
126,373	5.375	02/20/27	127,222
1,039,761	5.375	04/20/27	1,046,180
114,205	5.375	05/20/27	114,806
131,934	5.375	06/20/27	132,618
35,583	5.125	11/20/27	35,839
153,783	5.125	12/20/27	154,883
309,731	5.375	01/20/28	311,976
116,123	5.250	02/20/28	116,400
116,048	5.375	03/20/28	116,850
853,776	4.500	07/20/29	855,645
318,126	4.500	08/20/29	318,824
137,355	4.500	09/20/29	137,710
373,869	5.125	10/20/29	377,169
467,053	5.125	11/20/29	471,355
128,195	5.125	12/20/29	129,337
178,577	5.250	01/20/30	179,241
89,016	5.250	02/20/30	89,346
317,139	5.250	03/20/30	318,299
578,142	5.375	04/20/30	582,543
1,473,227	5.375	05/20/30	1,485,152
131,968	5.375	06/20/30	132,803
1,102,617	4.500	07/20/30	1,108,990
149,600	4.500	09/20/30	150,478
328,440	4.875	10/20/30	328,896

			14,668,184

Adjustable Rate Non-Agency(a) – 7.3%
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-5, Class 1A1
116,362	5.969	08/25/33	117,928
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
4,881,808	5.660	11/20/35	4,897,938
Countrywide Home Loans Series 2003-37, Class 1A1
148,854	5.875	08/25/33	148,610
Countrywide Securities Corp. Series 2006-OA19, Class A1
6,500,000	5.525	12/25/46	6,500,000
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
505,224	5.100	03/25/33	502,917
Harborview Mortgage Loan Trust Series 2005-10, Class 2A1A
1,547,678	5.630	11/19/35	1,552,407
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,860,976	5.560	01/19/36	1,866,055
Impac CMB Trust Series 2004-8, Class 1A
1,299,583	5.680	10/25/34	1,307,083
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
457,573	5.700	11/25/34	459,938
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
3,115,908	5.780	11/25/29	3,117,854
Sequoia Mortgage Trust Series 2004-09, Class A2
1,975,951	5.799	10/20/34	1,981,681
Structured Adjustable Rate Mortgage Loan Series 2004-1, Class 3A3
240,556	4.655	02/25/34	244,594
Structured Adjustable Rate Mortgage Loan Series 2004-5, Class 1A
2,189,423	4.47	05/25/34	2,189,461
Structured Asset Securities Corp. Series 2003-24A, Class 1A3
1,182,147	5.000	07/25/33	1,185,824
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
1,832,474	4.700	11/25/33	1,825,952
Washington Mutual Series 2005-AR11, Class A1A
4,454,170	5.640	08/25/45	4,467,390
Washington Mutual Series 2006-AR13, Class 1A
4,370,814	5.544	10/25/46	4,369,278
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
5,923,106	4.977	10/25/35	5,929,933
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
3,809,179	5.606	07/25/36	3,800,145

			46,464,988

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

CMBS – 3.4%
Interest Only(a)(b) – 0.4%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2(c)
$19,672,041	1.42%	03/13/40	$781,094
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP(c)
12,736,999	1.765	05/15/38	564,906
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2(c)
21,988,469	1.17	01/15/38	680,616
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2(c)
23,010,567	1.66	02/11/36	1,057,055

			3,083,671

Sequential Fixed Rate – 3.0%
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
561,654	6.550	01/17/35	566,773
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
9,500,000	7.202	10/15/32	10,104,993
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
8,000,000	6.278	11/15/39	8,356,382

			19,028,148

TOTAL CMBS			22,111,819

CMO – 6.4%
Interest Only(b) – 0.1%
Countrywide Home Loan Trust Series 2003-42, Class 2X1(a)
961,853	0.368	10/25/33	4,701
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
155,952	5.500	06/25/33	9,912
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
293,502	0.782	07/25/33	1,931
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
331,681	0.605	08/25/33	2,120
FNMA Series 151, Class 2
29,444	9.500	07/25/22	7,876
FNMA Series 2004-47, Class EI(a)
3,805,708	0.000	06/25/34	153,774
FNMA Series 2004-62, Class DI(a)
1,675,304	0.000	07/25/33	68,578
FNMA Series 2004-71, Class DI(a)
2,828,514	0.000	04/25/34	73,841
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
105,047	0.679	08/25/33	890
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
37,305	1.158	07/25/33	660
Washington Mutual Series 2003-AR04, Class X1(a)
2,406,096	1.181	01/25/08	26,923
Washington Mutual Series 2003-AR07, Class X(a)
1,361,986	0.940	06/25/08	14,424
Washington Mutual Series 2003-AR12, Class X(a)
5,991,240	0.488	02/25/34	41,955

			407,585

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
98,564	9.198	10/16/31	111,828
GNMA Series 2001-51, Class SA
78,557	9.447	10/16/31	90,571
GNMA Series 2001-51, Class SB
98,581	9.198	10/16/31	111,124
GNMA Series 2001-59, Class SA
84,624	9.035	11/16/24	96,033
GNMA Series 2002-13, Class SB
336,391	12.740	02/16/32	420,300

			829,856

PAC – 0.3%
FHLMC Series 2590, Class NV
2,000,000	5.000	03/15/18	1,973,820

Principal Only(d) – 1.2%
FHLMC Series 235, Class PO
4,778,298	0.000	02/01/36	3,544,864
FNMA REMIC Trust Series G-35, Class N
24,871	0.000	10/25/21	20,136
FNMA Series 363, Class 1
5,144,881	0.000	11/01/35	3,854,501

			7,419,501

Regular Floater CMO(a) – 0.0%
FHLMC Series 1760, Class ZB
284,527	4.110	05/15/24	276,506

Sequential Fixed Rate – 4.7%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
10,000,000	5.354	09/10/47	9,967,196
Citigroup/Deutsche Bank Commercial Mortgage Trust(a)
10,000,000	5.226	07/15/44	10,007,509
FHLMC Series 2329, Class ZA
5,512,564	6.500	06/15/31	5,684,368
FNMA REMIC Trust Series 1993-78, Class H
34,802	6.500	06/25/08	34,905
FNMA REMIC Trust Series 1994-42, Class ZQ
3,241,601	7.000	04/25/24	3,359,960
FNMA Series 2001-53, Class GH
801,083	8.000	09/25/16	845,327

			29,899,265

TOTAL CMO			40,806,533

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date		Value
Mortgage-Backed Obligations – (continued)

FHLMC – 13.0%
$1,967,808	5.500%	12/01/08		$1,963,960
156,164	7.000	06/01/09		157,929
1,335,342	6.500	12/01/13		1,362,409
35,195	6.500	02/01/14		35,908
5,032,578	7.500	11/01/14		5,247,888
22,294	7.000	02/01/15		22,881
2,362,233	5.500	07/01/15		2,372,355
232,488	8.000	07/01/15		244,985
35,246	7.000	01/01/16		36,153
88,269	7.000	02/01/16		90,540
672,913	4.500	05/01/18		651,540
574,287	5.500	05/01/18		575,892
158,999	4.500	06/01/18		153,960
3,099,820	5.500	06/01/18		3,108,487
647,166	4.500	09/01/18		626,655
470,504	4.500	10/01/18		455,582
484,979	4.500	11/01/18		469,593
12,187,542	4.500	12/01/18		11,801,285
2,475,156	5.000	12/01/18		2,442,130
176,528	4.500	01/01/19		170,933
350,732	4.500	03/01/19		339,580
14,342,903	4.000	06/01/19		13,582,048
8,796,067	4.500	06/01/19		8,517,296
707,572	5.000	06/01/19		697,355
7,097,215	5.000	11/01/19		7,002,511
974,329	4.500	02/01/20		943,450
30,769	6.500	08/01/22		31,437
1,836,691	4.500	10/01/23		1,754,526
7,134,567	5.500	11/01/23		7,125,840
22,961	7.500	03/01/27		23,762
1,188,731	6.500	07/01/28		1,211,671
6,405,077	6.500	12/01/29		6,573,738
19,358	8.000	07/01/30		20,247
58,551	7.500	12/01/30		60,591
6,163	7.500	01/01/31		6,377
491,003	7.000	04/01/31		508,536
295,530	6.500	07/01/31		303,312
1,985,869	6.000	05/01/33		2,003,965

				82,697,307

FNMA – 20.3%
5,005,721	6.255	12/01/08		5,065,818
775,740	5.500	05/01/09		762,265
593,730	4.500	03/01/13		581,899
266,076	4.500	05/01/13		260,668
347,085	4.000	06/01/13		335,812
557,518	4.500	06/01/13		546,071
463,946	4.000	07/01/13		448,762
578,823	4.500	07/01/13		566,814
641,395	4.000	08/01/13		620,426
273,230	4.500	08/01/13		267,505
943,590	4.000	09/01/13		912,525
1,140,067	4.500	09/01/13		1,115,970
1,909,758	4.000	10/01/13		1,846,390
933,294	4.000	04/01/14		900,592
4,499,828	5.500	09/01/14		4,519,017
144,503	7.000	03/01/15		147,584
46,026	8.000	01/01/16		48,294
759,971	5.000	11/01/17		750,369
25,299,851	5.000	12/01/17		24,980,229
4,607,194	5.000	01/01/18		4,548,989
5,795,184	5.000	02/01/18		5,721,830
5,099,173	5.000	03/01/18		5,033,502
684,167	4.500	04/01/18		663,319
1,851,419	5.000	04/01/18		1,827,575
3,113,190	4.500	05/01/18		3,018,325
674,598	5.000	05/01/18		665,911
5,721,833	4.500	06/01/18		5,547,480
3,050,756	5.000	06/01/18		3,011,510
445,628	4.500	07/01/18		432,050
146,811	5.000	07/01/18		144,921
12,224,762	4.000	08/01/18		11,611,784
531,560	4.500	08/01/18		515,362
126,679	5.000	08/01/18		125,048
890,326	4.500	09/01/18		863,196
1,762,087	5.000	09/01/18		1,739,946
9,070,226	5.000	10/01/18		8,956,254
4,303,468	5.000	11/01/18		4,248,045
31,503	4.500	12/01/18		30,543
1,794,910	5.500	12/01/18		1,801,736
3,442,630	5.000	04/01/19		3,398,294
1,126,876	4.500	06/01/19		1,091,473
3,709,167	5.000	06/01/19		3,661,399
6,438,166	4.500	10/01/23		6,118,829
57,064	6.500	10/01/28		58,637
59,987	6.500	11/01/28		61,637
25,129	7.500	07/01/29		25,968
1,858	7.500	08/01/29		1,920
12,266	7.500	10/01/29		12,675
69	7.500	01/01/30		71
3,787	7.500	02/01/30		3,913
777,212	7.000	07/01/31		799,205
14,789	6.500	01/01/34		15,155
5,000,000	7.000	TBA-15yr	(e)	5,140,625
4,000,000	7.500	TBA-15yr	(e)	4,146,248

				129,720,385

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $379,463,341)				$377,925,267

Agency Debentures – 18.4%

FFCB
$6,838,000	4.100%	07/21/08		$6,745,325
10,000,000	4.200	02/23/09		9,854,180
11,000,000	4.450	06/11/09		10,892,200
7,000,000	7.375	02/09/10		7,539,112
9,000,000	4.750	11/06/12		8,925,318

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Agency Debentures – (continued)

FHLB
$1,000,000	5.680	%(f)	12/03/07	$1,005,963
15,560,000	4.100		06/13/08	15,363,197
3,900,000	3.500		02/13/09	3,781,017
1,500,000	7.625		05/14/10	1,631,130
8,400,000	4.500		09/14/12	8,215,648
FHLMC
10,390,000	4.250		06/23/08	10,279,409
11,000,000	4.480		09/19/08	10,906,265
FNMA
5,000,000	6.625		09/15/09	5,233,724
1,200,000	6.000		05/15/11	1,254,101
New Valley Generation II
3,416,362	5.572		05/01/20	3,444,368
Small Business Administration
574,939	6.700		12/01/16	592,681
433,271	7.150		03/01/17	450,725
329,548	7.500		04/01/17	345,040
195,788	7.300		05/01/17	203,984
140,645	6.800		08/01/17	145,564
358,500	6.300		05/01/18	368,207
356,024	6.300		06/01/18	365,773
Tennessee Valley Authority
6,000,000	4.875	(f)	12/15/16	5,993,947
4,000,000	5.375		04/01/56	4,123,760

TOTAL AGENCY DEBENTURES
(Cost $119,153,443)				$117,660,638

Asset-Backed Securities – 2.2%

Home Equity(a) – 2.1%
Carrington Mortgage Loan Trust Series 2005-OPT2, Class A1B
$1,442,444	5.470%		05/25/35	$1,442,669
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
1,439,086	5.680		10/25/34	1,439,148
Countrywide Home Equity Loan Trust Series 2004-I, Class A
1,508,844	5.610		02/15/34	1,513,323
Countrywide Home Equity Loan Trust Series 2004-Q, Class 2A
1,631,291	5.620		12/15/33	1,635,695
Countrywide Home Equity Loan Trust Series 2005-B, Class 2A
1,759,147	5.500		05/15/35	1,760,796
Master Asset Backed Securities Trust Series 2005-WMC1, Class A4
4,563,430	5.510		03/25/35	4,565,269
Popular Asset Backed Securities Mortgage Pass-Through Trust Series 2004-5, Class AV2
1,019,791	5.660		12/25/34	1,020,907
Securitized Asset Backed Receivables LLC Trust Series 2004-OP2, Class A2
304,878	5.670		08/25/34	305,216

				13,683,023

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
292,402	8.330		04/01/30	301,735

TOTAL ASSET-BACKED SECURITIES
(Cost $13,973,576)				$13,984,758

U.S. Treasury Obligations – 2.7%

United States Treasury Inflation Protected Securities
$1,887,187	1.875%		07/15/13	$1,827,475
3,089,632	2.000		01/15/14	3,011,304
2,812,290	2.000		07/15/14	2,739,345
5,031,408	1.875		07/15/15	4,845,497
308,178	2.000		01/15/16	299,390
4,644,068	2.500		07/15/16	4,710,826

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $17,533,818)				$17,433,837

Insured Revenue Bonds – 1.2%

New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%		02/15/29	$2,490,080
Sales Tax Asset Receivable Taxable Series B (FSA)
5,500,000	3.600		10/15/08	5,349,575

TOTAL INSURED REVENUE BONDS
(Cost $7,500,000)				7,839,655

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 83.7%
(Cost $537,624,178)				$534,844,155

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(g) – 17.6%

Joint Repurchase Agreement Account II
$112,200,000	5.316%	11/01/06	$112,200,000
Maturity Value: $112,216,568
(Cost $112,200,000)

TOTAL INVESTMENTS – 101.3%
(Cost $649,824,178)			647,044,155

LIABILITIES IN EXCESS OF OTHER
ASSETS – (1.3)%			(8,393,301)

NET ASSETS – 100.0%			$638,650,854

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(b)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,083,671, which represents approximately 0.5% of net assets as of October 31, 2006.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $9,286,873 which represents approximately 1.5% of net assets as of October 31, 2006.

(f)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Joint repurchase agreement was entered into on October 31, 2006. Additional information appears on page 55.

Investment Abbreviations:
CMBS	—	Commercial Mortgage Backed Securities
CMO	—	Collateralized Mortgage Obligations
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
MBIA	—	Insured by Municipal Bond Investors Assurance
PAC	—	Planned Amortization Class
REMIC	—	Real Estate Mortgage Investment Conduit

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2006, the following futures contacts were open:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	78	December 2006	$18,453,825	$(220,677)
U.S. Treasury Bonds	731	December 2006	82,351,719	1,544,619
2 Year U.S. Treasury Notes	(88)	December 2006	(17,987,750)	30,092
5 Year U.S. Treasury Notes	(555)	December 2006	(58,587,188)	(118,046)
10 Year U.S. Treasury Notes	(724)	December 2006	(78,350,375)	(752,735)

TOTAL			$(54,119,769)	$483,253

INTEREST RATE SWAP CONTRACTS — At October 31, 2006, the Fund had outstanding swap contracts with the following terms:

			Rates Exchanged

	Notional		Payments	Payments	Upfront
Swap	Amount	Termination	received by	made by	Payments made	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

Bank of America Securities LLC	$20,000	12/27/06	3.427%	3 month LIBOR	$—	$68,376
Bank of America Securities LLC	30,000	04/07/08	4.339	3 month LIBOR	—	(370,458)
Bank of America Securities LLC	35,000	09/02/10	4.309	3 month LIBOR	—	(929,881)
Bank of America Securities LLC	25,000	10/06/10	4.702	3 month LIBOR	—	(296,180)
Deutsche Bank Securities(a)	20,000	12/20/11	5.600	3 month LIBOR	393,569	103,529
Bank of America Securities LLC (a)	31,000	12/20/11	5.600	3 month LIBOR	572,997	199,263
Deutsche Bank Securities(a)	54,600	12/20/13	5.650	3 month LIBOR	1,271,549	553,772
J.P. Morgan Securities, Inc.(a)	28,000	12/20/13	5.650	3 month LIBOR	527,100	408,688
Bank of America Securities LLC	30,000	12/09/14	4.641	3 month LIBOR	—	(600,069)
Bank of America Securities LLC	9,000	05/26/15	4.532	3 month LIBOR	—	(272,423)
J.P. Morgan Securities, Inc.	30,000	03/07/16	3 month LIBOR	5.183%	—	(121,653)
J.P. Morgan Securities, Inc.(a)	22,000	12/20/16	5.700	3 month LIBOR	571,560	390,850
Bank of America Securities LLC	43,000	11/04/19	3 month LIBOR	4.865	—	845,011
Bank of America Securities LLC	20,000	11/12/19	3 month LIBOR	5.068	—	(14,427)
Bank of America Securities LLC	13,200	04/09/35	5.265	3 month LIBOR	—	9,249

TOTAL					$3,336,775	$(26,353)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2006.
LIBOR — London Interbank Offered Rate
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value, as of October 31, 2006, of a $10,000 investment made on November 3, 2003 (commencement of operations) in the Separate Account Institutional Shares of the Goldman Sachs U.S. Mortgages Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Securitized Index (the “Lehman Securitized Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/ industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
U.S. Mortgages Fund’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested November, 3, 2003 to October 31, 2006.

Average Annual Total Return through October 31, 2006	Since Inception	One Year
Class A (commenced November 3, 2003)
Excluding sales charges	3.92%	5.21%
Including sales charges	0.50%	2.34%

Institutional Class (commenced November 3, 2003)	4.36%	5.56%

Separate Account Institutional (commenced November 3, 2003)	4.42%	5.73%

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 104.2%

Adjustable Rate FHLMC(a) – 0.2%
$984,932	4.263%	04/01/33	$971,621

Adjustable Rate FNMA(a) – 3.9%
40,431	5.134	07/01/22	40,764
57,669	5.427	07/01/27	57,962
108,870	5.427	11/01/27	109,422
18,135	5.427	01/01/31	18,276
22,800	5.427	06/01/32	23,114
42,598	5.134	08/01/32	42,848
4,156,888	4.482	05/01/33	4,101,509
115,143	5.134	05/01/33	115,660
802,181	4.847	06/01/33	803,057
2,570,045	3.851	10/01/33	2,549,763
943,572	4.389	12/01/33	934,127
1,721,267	4.602	08/01/34	1,694,526
6,017,852	4.572	02/01/35	5,918,202
51,093	5.427	11/01/35	51,461
233,325	5.427	12/01/37	235,030
101,182	5.427	01/01/38	101,925
78,920	5.427	11/01/40	79,506

			16,877,152

Adjustable Rate GNMA(a) – 1.7%
108,731	5.375	06/20/23	109,296
53,998	4.750	07/20/23	54,396
55,669	4.750	08/20/23	56,081
141,271	4.750	09/20/23	142,317
40,201	5.375	03/20/24	40,439
371,679	5.375	04/20/24	373,403
48,730	5.375	05/20/24	48,980
369,276	5.375	06/20/24	371,644
204,071	4.750	07/20/24	205,987
292,305	4.750	08/20/24	295,242
97,755	4.750	09/20/24	98,678
103,705	5.125	11/20/24	104,657
90,742	5.125	12/20/24	91,545
75,944	5.375	01/20/25	76,573
39,877	5.375	02/20/25	40,209
132,600	5.375	05/20/25	133,606
87,950	4.750	07/20/25	88,912
59,036	5.375	02/20/26	59,420
2,558	4.750	07/20/26	2,582
155,772	5.375	01/20/27	157,103
54,570	5.375	02/20/27	54,937
448,987	5.375	04/20/27	451,759
49,316	5.375	05/20/27	49,575
56,972	5.375	06/20/27	57,267
15,015	5.125	11/20/27	15,122
66,406	5.125	12/20/27	66,881
133,748	5.375	01/20/28	134,717
51,610	5.250	02/20/28	51,733
50,112	5.375	03/20/28	50,458
379,456	4.500	07/20/29	380,287
141,389	4.500	08/20/29	141,700
61,047	4.500	09/20/29	61,204
161,443	5.125	10/20/29	162,869
201,682	5.125	11/20/29	203,540
55,357	5.125	12/20/29	55,850
79,367	5.250	01/20/30	79,663
39,563	5.250	02/20/30	39,709
140,951	5.250	03/20/30	141,466
249,653	5.375	04/20/30	251,552
636,167	5.375	05/20/30	641,317
56,986	5.375	06/20/30	57,347
490,052	4.500	07/20/30	492,884
66,489	4.500	09/20/30	66,879
141,826	4.875	10/20/30	142,023
671,049	4.500	12/20/34	668,698

			7,070,507

Adjustable Rate Non-Agency(a) – 18.5%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
166,911	5.690	10/25/34	167,272
Bear Stearns Alt-A Trust Series 2004-3, Class A1
230,880	5.640	04/25/34	231,043
Bear Stearns Mortgage Funding Trust Series 2006-AR2, Class 1A1
4,494,111	5.520	09/25/36	4,494,111
Countrywide Alternative Loan Trust Series 2005-38, Class A3
3,266,021	5.670	09/25/35	3,278,566
Countrywide Alternative Loan Trust Series 2005-51, Class 1A1
2,310,424	5.640	11/20/35	2,320,973
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
2,219,004	5.660	11/20/35	2,226,336
Countrywide Securities Corp. Series 2006-OA19, Class A1
4,250,000	5.525	12/25/46	4,250,000
Harborside Mortgage Loan Trust Capital Series 2006-12, Class 2A2A
5,000,000	5.500	12/19/45	5,000,000
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
2,071,192	5.590	10/20/45	2,077,280
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,240,651	5.560	01/19/36	1,244,037
Impac CMB Trust Series 2004-6, Class 1A2
878,335	5.710	10/25/34	879,887
Impac CMB Trust Series 2004-8, Class 1A
487,344	5.680	10/25/34	490,156
Impac CMB Trust Series 2005-6, Class 1A1
3,624,215	5.570	10/25/35	3,626,820
Impac Secured Assets Corp. Series 2004-3, Class 1A4
387,409	5.720	11/25/34	388,418
Impac Secured Assets Corp. Series 2005-2, Class A1W
4,170,415	5.570	03/25/36	4,175,546
Lehman XS Trust Series 2005-5N, Class 3A1A
2,732,411	5.620	11/25/35	2,734,745
Lehman XS Trust Series 2006-2N, Class 1A1
3,455,355	5.580	02/25/46	3,462,019
Mortgage IT Trust Series 2005-5, Class A1
1,726,502	5.590	12/25/35	1,728,223
Sequoia Mortgage Trust Series 2004-09, Class A2
1,215,970	5.799	10/20/34	1,219,496

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(a) – (continued)
Structured Adjustable Rate Mortgage Loan Series 2004-6, Class 3A2
$1,529,398	4.725%	06/25/34	$1,519,250
Structured Adjustable Rate Mortgage Loan Series 2004-19, Class 2A2
385,836	6.827	01/25/35	390,911
Structured Asset Mortgage Investments, Inc. Series 2006-AR8, Class AR8
3,500,000	5.520	03/25/36	3,500,000
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
91,624	4.700	11/25/33	91,298
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
343,877	4.520	12/25/33	341,479
UBS Warburg LLC Series 2006-0A2, Class 4A1
2,879,287	5.640	11/25/46	2,877,938
Washington Mutual Series 2005-AR11, Class A1A
2,545,240	5.640	08/25/45	2,552,794
Washington Mutual Series 2005-AR13, Class A1A1
3,527,141	5.610	10/25/45	3,546,704
Washington Mutual Series 2006-AR13, Class 1A
2,921,017	5.544	10/25/46	2,919,990
Washington Mutual Series 2006-AR17, Class 1A
2,000,000	5.504	11/25/46	2,000,000
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
2,961,553	4.977	10/25/35	2,964,967
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A3
6,488,742	5.092	03/25/36	6,450,992
WMALT Mortgage Pass-Through Certificates Series 2006-AR7, Class A1A
2,841,328	5.584	09/25/46	2,845,212
WMALT Mortgage Pass-Through Certificates Series 2006-AR9, Class 2A
4,000,000	5.504	11/25/46	4,000,000

			79,996,463

CMBS – 9.8%
Interest Only(a)(b)(c) – 0.2%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
5,559,490	1.246	03/13/40	220,744
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
5,774,749	0.993	01/15/38	178,748
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
6,078,263	1.481	02/11/36	279,222

			678,714

Sequential Fixed Rate – 9.6%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A4
4,000,000	5.115	10/10/45	3,951,388
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
5,000,000	5.182	09/10/47	4,983,598
Banc of America Commercial Mortgage, Inc. Series 2006-4 Class A4
2,000,000	5.634	07/10/46	2,049,548
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PW10, Class A4
5,000,000	5.405	12/11/40	5,040,281
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-C02, Class A4
3,500,000	5.362	01/15/46	3,531,692
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
313,590	6.550	01/17/35	316,448
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
5,000,000	5.333	11/10/45	5,037,887
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A2
313,797	5.969	03/15/26	314,520
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
2,000,000	4.954	09/15/30	1,957,071
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
2,000,000	5.197	11/15/30	1,989,874
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
3,500,000	5.156	02/15/31	3,458,165
Morgan Stanley Capital I Series 2006-T21, Class A4
5,000,000	5.162	10/12/52	4,955,370
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
4,000,000	5.196	10/15/44	3,992,846

			41,578,688

TOTAL CMBS			42,257,402

CMO – 4.6%
Interest Only(b) – 0.1%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
64,516	5.500	04/25/33	6,446
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
423,512	5.500	06/25/33	45,823
Countrywide Home Loan Trust Series 2003-42, Class 2X1(a)
627,295	0.368	10/25/33	3,066
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)
317,037	0.000	11/25/32	190
CS First Boston Mortgage Securities Corp. Series 2003-08, Class 3A2
9,142	5.500	04/25/33	498
CS First Boston Mortgage Securities Corp. Series 2003-10, Class 3A13
7,838	5.750	05/25/33	307

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Interest Only(b) – (continued)
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
$31,190	5.500%	06/25/33	$1,982
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
489,606	5.250	07/25/33	51,847
FHLMC Series 2575, Class IB
281,178	5.500	08/15/30	27,902
FNMA Series 2004-47, Class EI(a)
1,709,811	0.000	06/25/34	69,087
FNMA Series 2004-62, Class DI(a)
744,580	0.000	07/25/33	30,479
FNMA Series E, Class E2
1,298	506.000	09/01/10	10,002
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
70,031	0.679	08/25/33	594
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
18,653	1.158	07/25/33	330
Washington Mutual Series 2003-AR04, Class X1(a)
401,016	1.181	01/25/08	4,487
Washington Mutual Series 2003-AR12, Class X(a)
1,012,034	0.488	02/25/34	7,087
Washington Mutual Series 2003-S3, Class 1A41
341,172	5.500	06/25/33	35,032

			295,159

Inverse Floaters(a) – 0.0%
FHLMC Series 1544, Class M
11,092	11.206	07/15/08	11,409
FNMA Series 1993-072, Class SA
2,481	9.123	05/25/08	2,548
FNMA Series 1993-093, Class SA
5,271	11.994	05/25/08	5,495
FNMA Series 1993-095, Class SE
6,553	12.303	06/25/08	6,867
FNMA Series 1993-135, Class S
15,195	6.500	07/25/08	15,557
GNMA Series 2001-48, Class SA
32,855	9.165	10/16/31	37,276
GNMA Series 2001-51, Class SB
32,860	9.197	10/16/31	37,041
GNMA Series 2001-59, Class SA
48,580	9.035	11/16/24	55,130

			171,323

PAC – 1.1%
FNMA Series 1993-63, Class PK
26,515	6.500	05/25/08	26,579
FNMA Series 2003-88, Class TH
5,000,000	4.500	09/25/18	4,760,476

			4,787,055

Principal Only(d) – 0.8%
FHLMC Series 235, Class PO
2,198,017	0.000	02/01/36	1,630,638
FNMA Series 363, Class 1
2,296,822	0.000	11/01/35	1,720,759

			3,351,397

Sequential Fixed Rate – 2.6%
CS First Boston Mortgage Securities Corp. Series 2002-5, Class PPA1
211,614	6.500	03/25/32	210,726
FHLMC Series 1703, Class GC
2,500,000	6.500	04/15/09	2,510,885
FHLMC Series 1823, Class A
1,282,867	6.500	08/15/23	1,290,491
FHLMC Series 2042, Class N
967,761	6.500	03/15/28	989,660
FHLMC Series 2458, Class OD
128,878	6.000	04/15/16	129,001
FHLMC Series 2590, Class NV
1,000,000	5.000	03/15/18	986,910
FNMA REMIC Trust Series 1993-101, Class PJ
305,403	7.000	06/25/08	306,812
FNMA REMIC Trust Series 2002-24, Class AE
434,262	6.000	04/25/16	432,993
FNMA Series 1993-76, Class PJ
75,779	6.000	06/25/08	75,771
FNMA Series 1994-42, Class K
3,000,000	6.500	04/25/24	3,042,282
FNMA Series 1994-75, Class J
20,859	7.000	10/25/23	20,795
FNMA Series 2000-16, Class ZG
1,311,994	8.500	06/25/30	1,403,150

			11,399,476

TOTAL CMO			20,004,410

FHLMC – 27.2%
307,624	5.000	12/01/12	305,919
28,896	7.000	04/01/15	29,537
26,532	7.000	02/01/16	27,215
132,573	6.000	03/01/16	134,078
448,608	4.500	05/01/18	434,359
106,000	4.500	06/01/18	102,640
18,508	4.500	08/01/18	17,922
431,444	4.500	09/01/18	417,770
313,669	4.500	10/01/18	303,721
807,183	4.500	11/01/18	781,592
9,689,795	4.500	12/01/18	9,382,699
8,213,490	5.000	12/01/18	8,103,898
523,299	4.500	01/01/19	506,714
819,179	5.000	01/01/19	808,248
21,170	4.500	02/01/19	20,497
1,002,166	5.000	02/01/19	988,022
2,269,605	4.500	03/01/19	2,195,034
776,138	4.000	04/01/19	735,374
44,884	4.500	04/01/19	43,403

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date		Value
Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$121,555	5.000%	04/01/19		$119,800
4,870,370	4.500	06/01/19		4,716,015
707,572	5.000	06/01/19		697,355
42,377	4.500	11/01/19		40,979
2,013,631	4.500	02/01/20		1,949,813
25,091,307	4.500	08/01/20		24,272,008
5,700,113	5.500	05/01/21		5,703,795
3,672,772	4.500	08/01/23		3,508,468
3,567,284	5.500	11/01/23		3,562,920
62,412	7.500	03/01/27		64,589
3,071,818	6.500	01/01/29		3,156,753
1,087,330	6.500	04/01/29		1,116,661
542,803	6.500	12/01/29		557,096
491,003	7.000	04/01/31		508,536
3,600,300	7.000	09/01/31		3,729,455
1,705,745	7.000	04/01/32		1,756,482
3,075,660	7.000	05/01/32		3,167,146
1,077,080	6.000	05/01/33		1,086,894
495,867	6.500	08/01/33		507,847
25,000,000	5.500	TBA-15yr	(e)	25,007,800
7,000,000	6.000	TBA-15yr	(e)	7,098,434

				117,667,488

FNMA – 38.3%
115,695	4.000	06/01/13		111,937
154,649	4.000	07/01/13		149,587
213,799	4.000	08/01/13		206,809
403,370	4.000	09/01/13		390,091
835,663	4.000	10/01/13		807,934
622,196	4.000	04/01/14		600,395
9,551	5.500	04/01/16		9,591
10,675	5.500	08/01/16		10,720
122,238	5.500	11/01/16		122,762
103,871	5.500	12/01/16		104,317
145,938	5.500	01/01/17		146,564
16,846,282	5.000	10/01/17		16,633,457
4,243,606	5.000	11/01/17		4,189,995
13,166,436	5.000	12/01/17		13,000,099
289,565	4.500	01/01/18		280,721
5,927,228	5.000	01/01/18		5,852,347
3,896,540	5.000	02/01/18		3,846,895
7,358	6.000	02/01/18		7,434
566,878	4.500	03/01/18		549,604
10,570,418	5.000	03/01/18		10,434,763
785,969	4.500	04/01/18		762,020
6,078,091	5.000	04/01/18		5,999,814
2,880,677	4.500	05/01/18		2,792,900
5,652,626	5.000	05/01/18		5,580,778
92,263	6.000	05/01/18		93,205
3,623,086	4.500	06/01/18		3,512,686
7,075,756	5.000	06/01/18		6,985,190
617,427	4.500	07/01/18		598,615
877,381	5.000	07/01/18		866,089
653,582	4.000	08/01/18		620,810
1,429,594	4.500	08/01/18		1,386,032
425,106	5.000	08/01/18		419,632
141,587	5.000	09/01/18		139,763
2,177,787	4.500	10/01/18		2,111,428
1,369,888	5.000	10/01/18		1,352,246
9,056,557	5.000	11/01/18		8,940,101
491,285	6.000	11/01/18		496,300
852,817	7.000	11/01/18		877,209
694,067	4.000	12/01/18		659,265
63,007	4.500	12/01/18		61,087
5,987,994	5.000	12/01/18		5,910,877
1,794,910	5.500	12/01/18		1,801,736
896,571	6.000	12/01/18		905,725
287,590	5.000	01/01/19		283,886
733,141	6.000	01/01/19		740,626
254,865	4.500	02/01/19		246,820
413,683	5.000	02/01/19		408,191
2,373,483	4.500	04/01/19		2,298,565
5,661,431	5.000	04/01/19		5,588,520
257,814	6.000	04/01/19		261,198
327,273	4.000	05/01/19		310,469
696,678	4.500	05/01/19		674,687
52,657	6.000	05/01/19		53,562
788,603	4.500	06/01/19		764,043
111,427	5.500	07/01/19		111,672
284,693	5.500	08/01/19		285,319
133,808	5.500	09/01/19		134,102
1,613,170	4.000	10/01/19		1,530,341
289,974	5.500	10/01/19		290,610
86,653	5.500	11/01/19		86,843
32,335	5.000	12/01/19		32,406
30,303	5.500	12/01/19		30,369
183,426	7.000	09/01/21		190,070
565,212	7.000	06/01/22		585,346
259,609	7.000	07/01/22		268,857
526,975	5.500	08/01/23		525,850
12,876,332	4.500	10/01/23		12,237,658
81,559	6.500	01/01/29		83,727
138,909	6.500	04/01/29		142,522
117,071	6.500	05/01/29		120,116
1,077,188	6.500	06/01/29		1,105,206
605,182	6.500	07/01/29		620,924
68,871	6.500	09/01/29		70,662
158,064	7.000	08/01/31		162,570
8,987	6.500	08/01/32		9,204
341,847	6.500	11/01/32		350,092
281,552	6.000	01/01/33		284,002
5,467	6.000	02/01/33		5,515
155,282	6.000	06/01/33		156,535
51,911	6.000	07/01/33		52,330
137,886	6.000	09/01/33		138,998
37,742	6.000	10/01/33		38,046
967,110	5.500	02/01/34		957,200
280,719	5.500	07/01/34		277,842
79,471	6.000	11/01/34		80,039
2,228,348	6.000	12/01/34		2,244,259
3,000,000	5.500	TBA-15yr	(e)	3,002,814

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$13,000,000	7.000%	TBA-15yr	(e)	$13,365,625
4,000,000	7.500	TBA-15yr	(e)	4,146,248

				165,684,016

GNMA – 0.0%
1,089	6.000	12/15/23		1,104
35,280	6.000	03/15/26		35,865
41,969	6.000	04/15/26		42,664

				79,633

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $451,941,574)				$450,608,692

Agency Debenture – 0.6%

Tennessee Valley Authority
$2,800,000	5.375%	04/01/56		$2,886,632
(Cost $2,791,639)

Asset-Backed Securities(a) – 3.4%

Home Equity – 3.4%
Carrington Mortgage Loan Trust Series 2005-OPT2, Class A1B
$961,629	5.470%	05/25/35		$961,779
ContiMortgage Home Equity Loan Trust Series 1999-1, Class A7
66,561	6.970	12/25/13		66,437
Countrywide Home Equity Loan Trust Series 2002-E, Class A
112,691	5.580	10/15/28		113,048
Countrywide Home Equity Loan Trust Series 2003-A, Class A
1,488,605	5.670	03/15/29		1,492,191
Countrywide Home Equity Loan Trust Series 2003-D, Class A
456,653	5.580	06/15/29		457,640
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
261,453	5.540	12/15/29		262,026
Countrywide Home Equity Loan Trust Series 2004-I, Class A
1,508,843	5.610	02/15/34		1,513,321
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A
185,427	5.610	12/15/33		185,833
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A
605,635	5.600	02/15/34		606,916
Countrywide Home Equity Loan Trust Series 2004-Q, Class 2A
543,764	5.620	12/15/33		545,232
Countrywide Home Equity Loan Trust Series 2004-S, Class 1A
276,033	5.560	02/15/30		276,395
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A
998,091	5.560	04/15/35		1,000,274
Master Asset Backed Securities Trust Series 2005-WMC1, Class A4
2,281,715	5.510	03/25/35		2,282,635
Morgan Stanley ABS Capital I Series 2004-HE1, Class A4
1,129,867	5.690	01/25/34		1,132,304
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-4, Class A2A1
2,650,842	5.440	08/25/36		2,651,256
Popular ABS Mortgage Pass-Through Trust Series 2004-5, Class AV2
268,366	5.660	12/25/34		268,660
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII
414,592	5.560	03/25/34		415,091
Residential Funding Mortgage Securities, Inc. Series 2004-HS2, Class AII
464,217	5.550	06/25/29		464,829

				14,695,867

TOTAL ASSET-BACKED SECURITIES
(Cost $14,678,190)				$14,695,867

U.S. Treasury Obligations – 3.1%

United States Treasury Bonds
$1,000,000	4.500%	02/15/36		$965,156
United States Treasury Inflation Protected Securities
1,332,132	1.875	07/15/13		1,289,982
1,434,472	2.000	01/15/14		1,398,105
2,055,135	2.000	07/15/14		2,001,829
3,039,809	1.875	07/15/15		2,927,488
1,027,260	2.000	01/15/16		997,967
2,120,118	2.500	07/15/16		2,150,595
United States Treasury Notes
1,400,000	5.125	05/15/16		1,455,343
United States Treasury Principal-Only STRIPS(d)
200,000	0.000	11/15/21		96,714

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,283,336)				$13,283,179

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT — 111.3%
(Cost $482,694,739)				$481,474,370

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(f) – 3.4%

Joint Repurchase Agreement Account II
$14,600,000	5.316%	11/01/06	$14,600,000
Maturity Value: $14,602,156
(Cost $14,600,000)

TOTAL INVESTMENTS – 114.7%
(Cost $497,294,739)			$496,074,370

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.7)%			(63,669,132)

NET ASSETS – 100.0%			$432,405,238

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(b)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate due to the amortization of related premiums or accretion of discounts.

(c)	Securities are exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $678,714, which represents approximately 0.2% of net assets as of October 31, 2006.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $52,620,921 which represents approximately 12.2% of net assets as of October 31, 2006.

(f)	Joint repurchase agreement was entered into on October 31, 2006. Additional information appears on page 55.

Investment Abbreviations:
CMBS	—	Commercial Mortgage Backed Securities
CMO	—	Collateralized Mortgage Obligations
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
PAC	—	Planned Amortization Class
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2006, the following futures contracts were open:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	43	December 2006	$10,173,263	$1,668
Eurodollars	25	March 2007	5,923,750	2,490
Eurodollars	45	June 2007	10,681,875	8,297
Eurodollars	35	September 2007	8,323,437	11,481
Eurodollars	35	December 2007	8,333,938	16,293
Eurodollars	36	March 2008	8,575,650	18,778
Eurodollars	22	June 2008	5,239,575	10,925
U.S. Treasury Bonds	41	December 2006	4,618,906	13,895
2 Year U.S. Treasury Notes	(97)	December 2006	(19,827,406)	(3,159)
5 Year U.S. Treasury Notes	(303)	December 2006	(31,985,438)	(123,889)
10 Year U.S. Treasury Notes	(297)	December 2006	(32,140,969)	(297,709)

TOTAL			$(22,083,419)	$(340,930)

SWAP CONTRACTS — At October 31, 2006, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
					Upfront
	Notional		Payments	Payments	Payments
Swap	Amount	Termination	received by	made by	made by the	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Fund	Gain (Loss)

Banc of America Securities LLC	$12,000	09/02/10	4.309%	3 month LIBOR	$—	$(315,766)
Banc of America Securities LLC	15,000	10/06/10	4.703	3 month LIBOR	—	(178,961)
Banc of America Securities LLC(a)	16,500	12/20/11	5.600	3 month LIBOR	304,982	106,059
Banc of America Securities LLC	11,000	05/23/12	4.374	3 month LIBOR	—	(257,305)
Deutsche Bank Securities(a)	30,900	12/20/13	5.650	3 month LIBOR	687,137	345,809
J.P. Morgan Securities, Inc.	10,000	03/07/16	3 month LIBOR	5.183%	—	(41,489)

TOTAL					$992,119	$(341,653)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2006.
LIBOR — London Interbank Offered Rate
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
October 31, 2006
ADDITIONAL INVESTMENT INFORMATION (continued)
TOTAL RETURN INDEX SWAP CONTRACTS

				Rates Exchanged

	Notional			Payments	Payments
Swap	Amount	Termination	Reference	received by	made by	Unrealized
Counterparty	(000s)	Date	Underlying	the Fund	the Fund	Gain

Banc of America Securities LLC	$7,500	1/31/07	Banc of America Securities LLC CMBS AAA 10 Yr Index	Any positive monthly duration adjusted return on the underlying index	Any negative monthly duration adjusted return on the underlying index	$4,067
Banc of America Securities LLC	5,500	1/31/07	Banc of America Securities LLC CMBS AAA 10 Yr Index	Any positive monthly duration adjusted return on the underlying index	Any negative monthly duration adjusted return on the underlying index	3,829

TOTAL						$7,896

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value, as of October 31, 2006, of a $10,000 investment made on November 1, 1996 in the Institutional Shares of the Goldman Sachs Core Fixed Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Core Fixed Income Fund’s 10 Year Performance
Performance of a $10,000 Investment, Distributions Reinvested November 1, 1996 to October 31, 2006.

Average Annual Total Return through October 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced May 1, 1997)
Excluding sales charges	6.02%	n/a	4.42%	4.21%
Including sales charges	5.50%	n/a	3.47%	-0.52%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	5.24%	n/a	3.62%	3.42%
Including contingent deferred sales charges	5.24%	n/a	3.21%	-1.75%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.99%	n/a	3.64%	3.52%
Including contingent deferred sales charges	4.99%	n/a	3.64%	2.49%

Institutional Class (commenced January 5, 1994)	6.31%	6.30%	4.83%	4.69%

Service Class (commenced March 13, 1996)	5.89%	5.77%	4.31%	4.06%

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments
October 31, 2006

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – 15.7%

Automotive – 0.1%
General Motors Acceptance Corp.
$2,900,000	6.875%		09/15/11	$2,922,649

Banks – 3.1%
ANZ Capital Trust I(a)
3,500,000	5.360		12/29/49	3,411,397
Associates Corp. NA
2,000,000	8.550		07/15/09	2,167,968
Astoria Financial Corp.
4,600,000	5.750		10/15/12	4,632,855
Citigroup, Inc.
2,000,000	7.250		10/15/11	2,166,578
Commonwealth Bank of Australia(a)(b)
2,875,000	6.024		03/29/49	2,882,242
Fleet Boston Financial Corp.
450,000	7.375		12/01/09	478,197
Greater Bay Bancorp Series D
2,900,000	5.125		04/15/10	2,870,951
GreenPoint Financial Corp.
2,400,000	3.200		06/06/08	2,324,384
HBOS Capital Funding LP(a)(b)
4,325,000	6.071		06/27/49	4,407,495
J.P. Morgan Chase & Co.
4,065,000	5.250		05/30/07	4,062,760
KeyBank NA
5,500,000	5.000		07/17/07	5,477,010
Mizuho JGB Investment LLC(a)(b)
1,600,000	9.870		06/30/49	1,709,237
MUFG Capital Finance 1 Ltd.(b)
5,250,000	6.346		07/25/49	5,301,943
National Australia Bank Ltd.
2,000,000	8.600		05/19/10	2,218,674
Popular North America, Inc.
4,125,000	5.200		12/12/07	4,109,152
Regions Bank
2,530,000	2.900		12/15/06	2,522,671
Regions Financial Corp.
4,500,000	7.000		03/01/11	4,803,649
Resona Bank Ltd.(a)
3,500,000	5.850	(b)	04/15/49	3,428,407
EUR2,675,000	4.125		09/27/49	3,322,696
Sovereign Bank
$1,000,000	4.000		02/01/08	983,325
375,000	5.125		03/15/13	368,211
2,550,000	4.375	(b)	08/01/13	2,499,382
Union Planters Corp.
150,000	7.750		03/01/11	164,249
Wachovia Bank NA
5,000,000	7.875		02/15/10	5,408,910
Wells Fargo Bank NA
1,000,000	6.450		02/01/11	1,049,087

				72,771,430

Brokerage – 0.6%
Bear Stearns Co., Inc.
6,330,000	5.700		01/15/07	6,332,025
Lehman Brothers Holdings, Inc.
4,500,000	6.625		01/18/12	4,775,079
Morgan Stanley
3,000,000	5.050		01/21/11	2,983,626

				14,090,730

Captive Financial – 0.1%
Nelnet, Inc.
2,580,000	5.125		06/01/10	2,526,146

Diversified Manufacturing(a) – 0.1%
Tyco International Group Participation Certificate
3,525,000	4.436		06/15/07	3,500,579

Electric – 1.2%
Calenergy, Inc.
1,500,000	7.630		10/15/07	1,531,155
2,210,000	7.520		09/15/08	2,298,196
CenterPoint Energy, Inc. Series B
550,000	7.250		09/01/10	582,020
FirstEnergy Corp. Series C
4,050,000	7.375		11/15/31	4,726,104
MidAmerican Energy Holdings Co.
6,125,000	6.125		04/01/36	6,298,564
Nisource Finance Corp.(b)
5,000,000	5.968		11/23/09	4,999,545
Progress Energy, Inc.
50,000	5.625		01/15/16	50,127
3,000,000	7.750		03/01/31	3,653,658
TXU Corp. Series O
5,250,000	4.800		11/15/09	5,131,067

				29,270,436

Entertainment – 0.1%
Time Warner Entertainment Co.
2,175,000	8.375		03/15/23	2,529,003

Environmental – 0.1%
Waste Management, Inc.
2,000,000	7.375		08/01/10	2,137,366

Gaming – 0.3%
Caesars Entertainment, Inc.
1,745,000	7.500		09/01/09	1,810,124
Harrahs Operating Co., Inc.
2,475,000	5.500		07/01/10	2,397,748
MGM Mirage, Inc.
850,000	8.500		09/15/10	898,875
Park Place Entertainment Corp.
950,000	8.500		11/15/06	950,774

				6,057,521

Integrated – 0.5%
Hess Corp.
5,500,000	7.125		03/15/33	6,125,113
Kerr-McGee Corp.
4,575,000	6.950		07/01/24	4,960,252

				11,085,365

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Life Insurance – 0.5%
Americo Life, Inc.(a)
$1,600,000	7.875%	05/01/13	$1,613,440
AmerUs Group Co.
4,025,000	5.950	08/15/15	4,125,815
Hartford Life, Inc.
200,000	7.100	06/15/07	202,018
Phoenix Life Insurance Co.(a)
3,200,000	7.150	12/15/34	3,457,965
Principal Financial Group Australia(a)
2,750,000	8.200	08/15/09	2,962,168
Reinsurance Group of America, Inc.
550,000	6.750	12/15/11	577,966

			12,939,372

Media – Cable – 1.1%
Comcast Cable Communications Holdings, Inc.
7,395,000	8.375	03/15/13	8,446,581
2,050,000	9.455	11/15/22	2,662,537
Cox Communications, Inc.
7,211,000	4.625	01/15/10	7,042,457
Cox Enterprises, Inc.(a)
2,825,000	4.375	05/01/08	2,773,667
Rogers Cable, Inc.
1,575,000	5.500	03/15/14	1,480,500
Viacom, Inc.
1,975,000	5.750	04/30/11	1,977,459
1,400,000	6.875	04/30/36	1,409,715

			25,792,916

Media – Non Cable – 0.4%
Clear Channel Communications, Inc.
5,325,000	8.000	11/01/08	5,551,741
News America, Inc.
2,750,000	6.400	12/15/35	2,757,433

			8,309,174

Noncaptive – Financial – 1.2%
GATX Financial Corp.
5,775,000	5.125	04/15/10	5,711,481
General Electric Capital Corp.
3,000,000	7.375	01/19/10	3,201,935
HSBC Finance Corp.
8,375,000	5.700	06/01/11	8,545,816
1,000,000	6.375	10/15/11	1,049,537
PHH Corp.
7,950,000	6.000	03/01/08	7,967,562
1,900,000	7.125	03/01/13	1,940,852

			28,417,183

Pipelines – 0.8%
CenterPoint Energy Resources Corp. Series B
4,075,000	5.950	01/15/14	4,108,240
Energy Transfer Partners
5,850,000	5.650	08/01/12	5,859,377
2,775,000	5.950	02/01/15	2,800,961
Enterprise Products Operating LP
3,525,000	5.600	10/15/14	3,478,562
Enterprise Products Partners LP
2,450,000	5.000	03/01/15	2,315,598
Panhandle Eastern Pipeline
1,350,000	4.800	08/15/08	1,338,091

			19,900,829

Property/Casualty Insurance – 1.8%
ACE Ltd.
6,575,000	6.000	04/01/07	6,586,381
AON Capital Trust A
1,852,000	8.205	01/01/27	2,153,022
Arch Capital Group Ltd.
3,200,000	7.350	05/01/34	3,506,794
Aspen Insurance Holdings Ltd.
1,525,000	6.000	08/15/14	1,492,589
CNA Financial Corp.
1,375,000	6.750	11/15/06	1,375,470
98,000	6.600	12/15/08	100,360
500,000	5.850	12/15/14	503,040
Endurance Specialty Holdings Ltd.
2,975,000	6.150	10/15/15	2,963,296
750,000	7.000	07/15/34	778,353
Hartford Financial Services Group, Inc.
2,000,000	7.900	06/15/10	2,178,317
Liberty Mutual Group(a)
3,700,000	7.000	03/15/34	3,828,314
550,000	6.500	03/15/35	542,931
3,430,000	7.500	08/15/36	3,815,066
QBE Insurance Group Ltd.(a)(b)
3,150,000	5.647	07/01/23	3,071,206
Royal & Sun Alliance Insurance Group PLC
1,225,000	8.500	07/29/49	2,700,111
SAFECO Corp.
5,000,000	6.875	07/15/07	5,051,435
Zurich Capital Trust I(a)
2,500,000	8.376	06/01/37	2,626,948

			43,273,633

REIT – 0.6%
Brandywine Operating Partnership LP
3,740,000	4.500	11/01/09	3,632,946
EOP Operating LP
1,500,000	7.750	11/15/07	1,534,995
iStar Financial, Inc.
2,200,000	5.650	09/15/11	2,204,814
iStar Financial, Inc. Series B
3,275,000	5.700	03/01/14	3,261,815
Liberty Property LP
1,100,000	7.250	03/15/11	1,168,263
Simon Property Group LP
1,625,000	7.000	06/15/08	1,667,003

			13,469,836

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Technology – 0.2%
First Data Corp.
$4,075,000	5.625%	11/01/11	$4,164,679

Tobacco – 0.2%
Altria Group, Inc.
475,000	7.000	11/04/13	520,187
2,745,000	7.750	01/15/27	3,367,670

			3,887,857

Wireless Telecommunications – 0.7%
America Movil SA de CV
1,800,000	5.500	03/01/14	1,758,168
AT&T Wireless Services, Inc.
5,775,000	7.875	03/01/11	6,337,179
Intelsat
3,850,000	5.250	11/01/08	3,724,875
Telecom Italia Capital SA
2,475,000	4.875	10/01/10	2,411,952
Verizon Wireless Capital LLC
3,000,000	5.375	12/15/06	2,999,358

			17,231,532

Wirelines Telecommunications – 2.0%
Ameritech Capital Funding
775,000	6.250	05/18/09	786,655
BellSouth Corp.
7,000,000	6.000	10/15/11	7,189,840
Deutsche Telekom International Finance BV
2,800,000	5.375	03/23/11	2,795,178
4,075,000	8.250	06/15/30	5,056,520
Embarq Corp.
1,500,000	7.995	06/01/36	1,595,102
France Telecom SA
5,750,000	7.750	03/01/11	6,316,231
Qwest Capital Funding, Inc.
500,000	7.900	08/15/10	516,250
SBC Communications, Inc.
2,725,000	4.125	09/15/09	2,644,183
Sprint Capital Corp.
300,000	6.000	01/15/07	300,149
3,050,000	6.875	11/15/28	3,128,889
Telecom Italia Capital
3,050,000	4.000	01/15/10	2,905,027
2,625,000	4.950	09/30/14	2,434,871
Telecomunicaciones de Puerto Rico, Inc.
2,650,000	6.800	05/15/09	2,713,279
Telefonica Europe BV
2,575,000	7.750	09/15/10	2,786,369
TPSA Finance BV(a)
2,200,000	7.750	12/10/08	2,297,836
TPSA Finance BV
3,100,000	7.625	01/30/11	3,341,663

			46,808,042

TOTAL CORPORATE BONDS
(Cost $367,240,784)			$371,086,278

Mortgage-Backed Obligations – 49.4%

Adjustable Rate FNMA(b) – 0.4%
$80,878	4.486%	03/01/33	81,291
10,280,179	3.851	10/01/33	10,199,051

			10,280,342

Adjustable Rate Non-Agency(b) – 25.2%
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-5, Class 1A1
232,723	5.979	08/25/33	235,856
Bear Stearns Alternative-A Trust Series 2005-8, Class 11A1
3,868,524	5.590	10/25/35	3,882,685
Bear Stearns Mortgage Funding Trust Series 2006-AR2, Class 1A1
22,882,018	5.520	09/25/36	22,882,018
Countrywide Alternative Loan Trust Series 2005-51, Class 1A1
8,579,656	5.640	11/20/35	8,618,830
Countrywide Alternative Loan Trust Series 2005-51, Class 2A1
12,119,976	5.620	11/20/35	12,172,279
Countrywide Alternative Loan Trust Series 2005-51, Class 4A1
10,243,254	5.640	11/20/35	10,290,278
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
10,651,217	5.660	11/20/35	10,686,411
Countrywide Alternative Loan Trust Series 2005-59, Class 1A2A
8,876,014	5.710	11/20/35	8,902,293
Countrywide Alternative Loan Trust Series 2005-62, Class 1A1
15,409,419	5.620	12/25/35	15,474,835
Countrywide Home Loan Mortgage Pass Through Trust Series 2006-3, Class 1A1
8,041,706	5.560	03/25/36	8,052,174
Countrywide Home Loans Series 2003-37, Class 1A1
148,854	5.875	08/25/33	148,610
Countrywide Securities Corp. Series 2006-OA19, Class A1
23,500,000	5.525	12/25/46	23,500,000
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
190,862	5.100	03/25/33	189,991
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6, Class 2A1A
12,027,364	5.610	10/19/45	12,072,785
Harborside Mortgage Loan Trust Series 2006-12, Class 2A2A
28,000,000	5.500	12/19/45	28,000,000
Harborview Mortgage Loan Trust Series 2005-10, Class 2A1A
16,250,622	5.630	11/19/35	16,300,277
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
3,721,952	5.560	01/19/36	3,732,111
Harborview Mortgage Loan Trust Series 2005-16, Class 3A1A
20,179,514	5.570	01/19/36	20,173,593
Impac CMB Trust Series 2004-8, Class 1A
2,761,614	5.680	10/25/34	2,777,551
Impac CMB Trust Series 2005-6, Class 1A1
13,772,017	5.570	10/25/35	13,781,915
Impac Secured Assets Corp. Series 2005-2, Class A1W
13,345,329	5.570	03/25/36	13,361,747
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
11,953,992	5.540	04/25/46	11,963,711

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(b) – (continued)
Indymac Index Mortgage Loan Trust Series 2006-AR4 Class A1A
$14,044,558	5.540%	05/25/46	$14,052,172
Lehman XS Trust Series 2005-5N, Class 3A1A
14,052,398	5.620	11/25/35	14,064,400
Lehman XS Trust Series 2005-9N, Class 1A1
14,461,015	5.590	02/25/36	14,474,572
Luminent Mortgage Trust Series 2006-2, Class A1A
14,297,019	5.520	02/25/46	14,302,112
Luminent Mortgage Trust Series 2006-2, Class A1B
2,859,404	5.600	02/25/46	2,862,363
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
762,621	5.700	11/25/34	766,563
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
6,543,407	5.780	11/25/29	6,547,493
Mortgage IT Trust Series 2005-AR1, Class 1A1
13,622,184	5.580	11/25/35	13,666,056
Sequoia Mortgage Trust Series 2003-4, Class 1A2
3,906,931	5.913	07/20/33	3,911,650
Structured Asset Mortgage Investments, Inc. Series 2006-AR1, Class 3A1
18,780,416	5.550	02/25/36	18,801,039
Structured Asset Mortgage Investments, Inc. Series 2006-AR2, Class A1
12,378,766	5.550	02/25/36	12,392,227
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
5,158,162	4.520	12/25/33	5,122,190
Thornburg Mortgage Securities Trust Series 2006-5, Class A1
29,519,526	5.450	08/25/36	29,454,208
UBS Warburg LLC Series 2006-0A2, Class 4A1
17,275,725	5.503	11/25/46	17,267,627
Washington Mutual Series 2002-AR19, Class A7
926,911	4.679	02/25/33	915,365
Washington Mutual Series 2005-AR8, Class 2A1A
17,805,153	5.610	07/25/45	17,872,164
Washington Mutual Series 2005-AR11, Class A1A
10,180,960	5.640	08/25/45	10,211,176
Washington Mutual Series 2005-AR13, Class A1A1
17,635,704	5.610	10/25/45	17,733,519
Washington Mutual Series 2005-AR15, Class A1A1
19,388,223	5.580	11/25/45	19,453,391
Washington Mutual Series 2005-AR17, Series A1A1
14,445,066	5.590	12/25/45	14,408,809
Washington Mutual Series 2006-AR13, Class 1A
17,526,099	5.544	10/25/46	17,519,938
Washington Mutual, Inc. Series 2006-AR11, Class 3A1A
4,942,505	5.584	09/25/46	4,946,173
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
14,807,765	4.977	10/25/35	14,824,832
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A3
27,808,893	5.092	03/25/36	27,647,109
WMALT Mortgage Pass-Through Certificates Series 2006-AR7, Class A1A
12,312,420	5.483	09/25/46	12,329,254
WMALT Mortgage Pass-Through Certificates Series 2006-AR9, Class 2A
24,000,000	5.504	11/25/46	24,000,000

			596,746,352

CMBS – 8.9%
Interest Only(a)(b)(c) – 0.1%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2001-TOP2, Class X2
38,000,000	1.288	02/15/35	623,671
CS First Boston Mortgage Securities Corp. Series 2002-CKS4, Class ASP
26,177,440	1.592	11/15/36	1,022,483

			1,646,154

Sequential Fixed Rate – 8.8%
Asset Securitization Corp. Series 1997-D4, Class A1D
578,455	7.490	04/14/29	581,262
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
20,000,000	5.182	09/10/47	19,934,392
Banc of America Commercial Mortgage, Inc. Series 2006-4 Class A4
12,000,000	5.634	07/10/46	12,297,287
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4
12,500,000	5.711	09/11/38	12,950,467
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3
13,000,000	5.720	03/15/49	13,467,649
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-C02, Class A4
15,000,000	5.362	01/15/46	15,135,822
Commercial Mortgage Acceptance Corp. Series 1997-ML1, Class A3
2,800,000	6.570	12/15/30	2,814,607
Commercial Mortgage Pass Through Certificates Series 2006-C7, Class A4
24,000,000	5.769	06/10/46	24,922,730
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
9,360,907	6.550	01/17/35	9,446,219
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
17,000,000	7.202	10/15/32	18,082,618
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
15,000,000	6.278	11/15/39	15,668,217
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
9,000,000	4.954	09/15/30	8,806,822

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
$10,175,000	5.197%	11/15/30	$10,123,483
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
12,000,000	5.156	02/15/31	11,856,564
Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
1,231,678	6.390	02/15/30	1,238,418
Merrill Lynch Mortgage Investors, Inc. Series 1999-C1, Class A2
4,133,319	7.560	11/15/31	4,335,752
Morgan Stanley Capital I Series 2006-T21, Class A4
19,000,000	5.162	10/12/52	18,830,408
Washington Mutual Series 2006-AR17, Class 1A
9,000,000	5.504	11/25/46	9,000,000

			209,492,717

TOTAL CMBS			211,138,871

CMO – 0.6%
Interest Only(c) – 0.1%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
2,419,335	5.500	04/25/33	241,717
Countrywide Home Loan Trust Series 2003-42, Class 2X1(b)
3,136,476	0.364	10/25/33	15,328
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(b)
1,428,402	0.000	11/25/32	857
CS First Boston Mortgage Securities Corp. Series 2003-08, Class 3A2
475,374	5.500	04/25/33	25,903
CS First Boston Mortgage Securities Corp. Series 2003-10, Class 3A13
368,365	5.750	05/25/33	14,423
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
322,300	5.500	06/25/33	20,484
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(b)
3,375,278	0.782	07/25/33	22,210
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(b)
3,814,326	0.605	08/25/33	24,375
FNMA Series 1992-24, Class N
94	789.000	03/25/07	184
FNMA Series 2004-47, Class EI(b)
7,004,709	0.000	06/25/34	283,033
FNMA Series 2004-62, Class DI(b)
3,102,415	0.000	07/25/33	126,996
FNMA Series 2004-71, Class DI(b)
6,364,157	0.000	04/25/34	166,143
Washington Mutual Series 2003-AR04, Class X1(b)
5,213,208	1.181	01/25/08	58,333
Washington Mutual Series 2003-AR05, Class X1(b)
14,753,636	0.756	02/25/08	125,543
Washington Mutual Series 2003-AR06, Class X2
11,481,200	0.371	05/25/08	48,591
Washington Mutual Series 2003-AR07, Class X(b)
18,557,053	0.940	06/25/08	196,532
Washington Mutual Series 2003-AR12, Class X(b)
12,589,701	0.484	02/25/34	88,162
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, ClassAI0(b)
13,192,041	0.760	06/25/33	352,226

			1,811,040

Inverse Floaters(b) – 0.2%
FHLMC Series 1544, Class M
44,368	11.206	07/15/08	45,634
FNMA Series 1993-072, Class SA
17,370	9.123	05/25/08	17,836
FNMA Series 1993-093, Class SA
24,598	11.994	05/25/08	25,644
FNMA Series 1993-095, Class SE
29,490	12.304	06/25/08	30,902
FNMA Series 1993-135, Class S
60,779	6.500	07/25/08	62,228
FNMA Series 1993-175, Class SA
208,973	11.895	09/25/08	219,606
GNMA Series 2001-48, Class SA
229,983	9.198	10/16/31	260,933
GNMA Series 2001-51, Class SA
445,156	9.447	10/16/31	513,234
GNMA Series 2001-51, Class SB
460,045	9.198	10/16/31	518,578
GNMA Series 2001-59, Class SA
81,205	9.035	11/16/24	92,153
GNMA Series 2002-11, Class SA
231,889	12.740	02/16/32	291,323
GNMA Series 2002-13, Class SB
540,552	12.740	02/16/32	675,387
Morgan Stanley Mortgage Trust Series 40, Class 16
825,544	8.949	01/20/22	829,078

			3,582,536

PAC – 0.0%
FNMA Series 1999-51, Class LG
260,717	6.500	12/25/28	260,564

Regular Floater(b) – 0.0%
FNMA REMIC Trust Series 1993-175, Class FA
451,383	4.060	09/25/08	445,440

Sequential Fixed Rate – 0.3%
FHLMC Series 2367, Class BC
798,949	6.000	04/15/16	798,149
FNMA REMIC Trust Series 1993-78, Class H
440,829	6.500	06/25/08	442,134
FNMA Series 1999-1, Class PG
419,833	6.500	04/25/28	418,378

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
FNMA Series 2001-M2, Class C
$5,390,822	6.300%	09/25/15	$5,532,221

			7,190,882

TOTAL CMO			13,290,462

FHLB – 0.1%
1,269,571	7.040	08/01/15	1,405,487

FHLMC – 4.2%
307,624	5.000	12/01/12	305,919
31,793	5.500	07/01/13	31,948
206,753	5.500	12/01/13	207,766
2,630,624	6.500	12/01/13	2,683,946
77,600	5.500	02/01/14	77,980
29,064	5.500	06/01/14	29,188
71,152	5.500	09/01/14	71,457
4,270	7.000	10/01/14	4,365
1,431,625	6.000	12/01/14	1,438,261
39,883	7.000	05/01/15	40,769
116,244	8.000	07/01/15	122,492
14,995	7.000	02/01/16	15,381
36,508	7.000	03/01/16	37,447
920,941	7.500	05/01/16	960,436
3,337	7.000	10/01/17	3,468
2,712,191	4.500	05/01/18	2,626,047
642,321	4.500	06/01/18	621,964
2,639,004	4.500	09/01/18	2,555,368
1,907,283	4.500	10/01/18	1,846,794
1,746,747	5.000	10/01/18	1,723,439
2,450,002	4.500	11/01/18	2,372,296
2,027,363	4.500	12/01/18	1,963,110
5,753,406	5.000	12/01/18	5,676,648
713,466	4.500	01/01/19	690,854
1,900,635	4.500	03/01/19	1,839,636
44,941,106	4.000	06/01/19	42,557,092
8,796,067	4.500	06/01/19	8,517,296
707,572	5.000	06/01/19	697,355
3,897,313	4.500	02/01/20	3,773,797
1,980,535	5.500	05/01/23	1,970,672
1,219,650	5.500	06/01/23	1,213,576
1,198,962	5.500	07/01/23	1,192,990
3,673,384	4.500	10/01/23	3,509,053
598,378	5.500	10/01/25	596,435
830,783	5.500	11/01/25	828,086
83,586	7.000	06/01/26	86,565
63,263	7.500	03/01/27	65,470
18,178	6.500	06/01/29	18,651
2,551,175	6.500	12/01/29	2,618,353
68,591	7.500	12/01/30	70,982
59,294	7.500	01/01/31	61,360
86,875	6.500	03/01/32	88,974
20,738	6.500	04/01/32	21,239
220,271	6.500	07/01/32	225,593
1,544,475	6.500	08/01/33	1,581,788
559,423	6.500	10/01/33	571,892

			98,214,198

FNMA – 9.4%
1,378	9.000	09/15/08	1,409
385,815	8.500	10/01/15	411,007
15,724	7.000	01/01/16	16,060
757,630	6.000	12/01/16	770,406
9,027,578	5.000	10/01/17	8,913,529
60,225,431	5.000	12/01/17	59,464,581
1,729,759	5.000	01/01/18	1,707,907
5,904,194	5.000	02/01/18	5,828,264
1,240,941	4.500	04/01/18	1,203,128
1,781,531	5.000	04/01/18	1,758,587
10,507,014	4.500	05/01/18	10,186,855
1,281,235	5.000	05/01/18	1,264,735
14,268,178	4.500	06/01/18	13,833,408
951,153	5.000	06/01/18	938,903
6,867,767	4.000	07/01/18	6,523,402
2,294,832	4.500	07/01/18	2,224,905
3,431,988	4.000	08/01/18	3,259,900
1,594,679	4.500	08/01/18	1,546,087
91,931	6.000	08/01/18	92,870
28,726,158	4.000	09/01/18	27,285,761
2,955,559	4.500	10/01/18	2,865,499
3,012,917	5.000	11/01/18	2,974,115
94,510	4.500	12/01/18	91,630
2,692,365	5.500	12/01/18	2,702,604
339,820	4.500	02/01/19	329,094
2,839,584	4.500	04/01/19	2,749,953
3,213,774	5.000	04/01/19	3,172,385
1,194,113	4.500	05/01/19	1,156,420
210,534	5.000	05/01/19	207,644
1,102,085	4.500	06/01/19	1,067,796
372,550	5.000	06/01/19	367,752
126,504	4.500	09/01/19	122,511
138,648	4.500	10/01/19	134,272
539,333	4.500	11/01/19	522,307
472,937	5.000	11/01/19	466,446
197,800	4.500	12/01/19	191,556
891,669	5.000	12/01/19	880,186
11,844,589	4.500	09/01/23	11,322,610
1,923,403	4.500	10/01/23	1,828,001
2,800,430	6.460	12/01/28	2,970,401
12,050	7.500	03/01/29	12,452
11,237	7.500	08/01/29	11,612
4,273	7.500	11/01/29	4,415
56,027	6.500	12/01/30	57,379
86,933	7.500	12/01/30	89,627
153,453	8.000	01/01/31	160,445
105,759	8.000	02/01/31	111,266
852,286	7.000	03/01/31	879,231
17,101	6.500	09/01/33	17,470
981,824	8.000	11/01/36	1,021,251

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount*	Rate	Date		Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$19,000,000	7.000%	TBA-15yr	(d)	$19,534,375
16,000,000	7.500	TBA-15yr	(d)	16,584,992

				221,839,401

Principal Only(e) – 0.6%
FHLMC Series 235, Class PO
9,078,767	0.000	02/01/36		6,735,242
FNMA Series 363, Class 1
9,187,288	0.000	11/01/35		6,883,038

				13,618,280

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,163,444,174)				$1,166,533,393

Agency Debentures – 18.0%

FFCB
$2,500,000	3.250%	06/15/07		$2,469,670
2,000,000	3.625	01/04/08		1,967,062
3,000,000	3.150	07/21/08		2,912,643
9,000,000	4.830	12/22/14		8,915,931
FHLB
5,000,000	4.125	11/15/06		4,997,425
13,000,000	4.875	11/15/06		12,996,997
37,000,000	5.270 (b)	12/13/06		37,000,666
100,000,000	4.800	05/02/08		99,814,100
1,500,000	5.800	09/02/08		1,522,218
5,000,000	5.375 (f)	05/15/09		5,057,566
10,000,000	6.715	06/29/09		10,480,760
10,000,000	6.500	08/14/09		10,417,316
2,500,000	4.000	02/15/11		2,416,300
9,595,000	4.250	11/15/11		9,327,146
17,360,000	4.500	09/14/12		16,979,005
FHLMC
5,000,000	6.700	01/05/07		5,010,870
2,500,000	3.050	01/19/07		2,487,438
1,950,000	3.500	09/15/07		1,923,133
10,540,000	3.650	01/23/08		10,364,730
40,000,000	4.480	09/19/08		39,659,144
1,810,000	5.125	07/15/12		1,829,818
9,000,000	5.000	01/30/14		8,941,711
FNMA
15,000,000	3.550	01/12/07		14,945,625
19,000,000	6.160	12/18/07		19,216,619
2,850,000	5.750	02/15/08		2,875,524
50,000,000	4.200	03/24/08		49,414,450
1,000,000	5.250	01/15/09		1,008,160
5,000,000	6.250	02/01/11		5,234,872
19,560,000	5.300	02/22/11		19,495,878
11,000,000	5.625	02/28/12		10,958,796
4,500,000	5.250	08/01/12		4,541,454
Small Business Administration
890,061	6.300	06/01/18		914,432

TOTAL AGENCY DEBENTURES
(Cost $427,578,616)				$426,097,459

Asset-Backed Securities – 4.7%

Credit Card – 0.1%
MBNA Master Credit Card Trust II Series 1999-J, Class A
$3,000,000	7.000%	02/15/12		$3,166,680

Home Equity(b) – 4.2%
Amortizing Residential Collateral Trust Series 2002-BC1M, Class A
1,326,370	5.600	01/01/32		1,324,297
ContiMortgage Home Equity Loan Trust Series 1999-1, Class A7
19,968	6.970	12/25/13		19,931
Countrywide Asset-Backed Certificates Series 2004-BC5, Class A2
1,008,621	5.590	10/25/34		1,008,810
Countrywide Home Equity Loan Trust Series 2002-E, Class A
2,817,283	5.580	10/15/28		2,826,200
Countrywide Home Equity Loan Trust Series 2003-A, Class A
8,931,627	5.670	03/15/29		8,953,148
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
1,960,895	5.540	12/15/29		1,965,196
Countrywide Home Equity Loan Trust Series 2004-S, Class 1A
6,348,916	5.560	02/15/30		6,357,254
Countrywide Home Equity Loan Trust Series 2005-I, Class 2A
12,523,449	5.550	02/15/36		12,503,881
Countrywide Home Equity Loan Trust Series 2006-H, Class 2A1B
40,000,000	5.489	11/15/36		39,975,000
First Franklin Mortgage Loan Asset Backed Certificates Series 2004-FF11, Class 2A2
6,843,043	5.600	01/25/35		6,850,529
Impac CMB Trust Series 2004-10, Class 2A
6,913,736	5.640	03/25/35		6,935,904
Morgan Stanley ABS Capital I Series 2004-HE1, Class A4
8,393,298	5.690	01/25/34		8,411,400
Popular ABS Mortgage Pass-Through Trust Series 2004-5, Class AV2
2,039,582	5.660	12/25/34		2,041,814

				99,173,364

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
1,963,425	8.330	04/01/30		2,026,098

Utilities – 0.3%
Massachusetts RRB Special Purpose Trust Series 1999-1, Class A5
6,150,000	7.030	03/15/12		6,424,659

TOTAL ASSET-BACKED SECURITIES
(Cost $110,947,162)				$110,790,801

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
U.S. Treasury Obligations – 6.6%

United States Treasury Bonds
$31,100,000	4.500%	02/15/36	$30,016,352
United States Treasury Inflation Protected Securities
6,882,682	1.875	07/15/13	6,664,907
6,730,984	2.000	01/15/14	6,560,340
10,924,665	2.000	07/15/14	10,641,301
15,618,329	1.875	07/15/15	15,041,232
4,828,122	2.000	01/15/16	4,690,443
20,595,432	2.500	07/15/16	20,891,491
United States Treasury Notes
2,000,000	5.625	05/15/08	2,025,600
1,000,000	6.500	02/15/10	1,057,290
United States Treasury Principal-Only STRIPS(e)
560,000	0.000	05/15/18	325,802
10,200,000	0.000	05/15/20	5,336,640
1,800,000	0.000	08/15/20	928,355
56,700,000	0.000	11/15/21	27,466,615
6,250,000	0.000	11/15/22	2,886,250
25,800,000	0.000	02/15/25	10,672,944
27,700,000	0.000	11/15/26	10,582,342

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $155,360,003)			$155,787,904

Emerging Markets Debt – 0.3%

VTB Capital (Vneshtorgbank)(a)
$7,980,000	5.970%	08/01/08	$7,980,000
(Cost $7,980,000)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 94.7%
(Cost $2,232,550,739)			$2,238,275,835

Repurchase Agreement(g) – 9.3%

Joint Repurchase Agreement Account II
$220,000,000	5.316%	11/01/06	$220,000,000
Maturity Value: $220,032,463
(Cost $220,000,000)

TOTAL INVESTMENTS – 104.0%
(Cost $2,452,550,739)			$2,458,275,835

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.0)%			(93,920,315)

NET ASSETS – 100.0%			$2,364,355,520

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal amount of each security is stated in the currency in which the bond is denominated. All amounts shown are in U.S. dollars unless otherwise noted. See below.

Currency Description

EUR	=	Euro Currency

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $59,277,748, which represents approximately 2.5% of net assets as of October 31, 2006.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(c)	Represents security with nominal principal amount. The actual effective yield of this security is different than the stated interest rate due to the amortization of related premiums or accretion of discounts.

(d)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $36,119,367 which represents approximately 1.5% of net assets as of October 31, 2006.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Joint repurchase agreement was entered into on October 31, 2006. Additional information appears on page 55.

Investment Abbreviations:
CMBS	—	Commercial Mortgage Backed Securities
CMO	—	Collateralized Mortgage Obligations
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
PAC	—	Planned Amortization Class
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2006
ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2006, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Purchase Contracts	Date	Settlement Date	Value	Gain (Loss)

Australian Dollar	12/20/06	$51,179,702	$51,927,482	$747,780
British Pound	12/20/06	63,532,090	64,271,560	739,470
Canadian Dollar	12/20/06	8,234,000	8,170,760	(63,240)
Euro	12/20/06	37,317,000	37,659,327	342,327
Japanese Yen	12/20/06	14,954,000	15,054,289	100,289
New Zealand Dollar	12/20/06	22,395,000	22,879,338	484,338
Norwegian Krone	12/20/06	7,450,000	7,640,079	190,079
	12/20/06	7,821,158	7,781,363	(39,795)
Swedish Krona	12/20/06	22,845,237	23,010,005	164,768

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$235,728,187	$238,394,203	$2,666,016

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Sale Contracts	Date	Settlement Date	Value	Gain (Loss)

Australian Dollar	12/20/06	$30,532,361	$31,670,863	$(1,138,502)
British Pound	11/16/06	2,698,374	2,719,707	(21,333)
	12/20/06	22,276,000	22,754,332	(478,332)
Canadian Dollar	12/20/06	16,076,491	15,924,739	151,752
Euro	11/29/06	4,137,670	4,169,341	(31,671)
	12/20/06	56,002,398	56,430,525	(428,127)
Japanese Yen	12/20/06	20,168,027	20,163,471	4,556
	12/20/06	40,000,839	40,025,994	(25,155)
New Zealand Dollar	12/20/06	34,269,464	35,652,173	(1,382,709)
Norwegian Krone	12/20/06	14,945,000	14,999,630	(54,630)
Swedish Krona	12/20/06	15,600,000	15,760,335	(160,335)
Swiss Franc	12/20/06	23,640,144	23,544,581	95,563
	12/20/06	7,450,000	7,591,912	(141,912)

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$287,796,768	$291,407,603	$(3,610,835)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
FUTURES CONTRACTS — At October 31, 2006, the following futures contracts were open:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	869	December 2006	$205,594,537	$1,707
Eurodollars	457	March 2007	108,286,150	84,946
Eurodollars	397	June 2007	94,237,875	(125,647)
Eurodollars	314	September 2007	74,673,125	39,832
Eurodollars	151	December 2007	35,954,987	70,274
Eurodollars	158	March 2008	37,637,575	82,413
Eurodollars	92	June 2008	21,910,950	45,687
U.S. Treasury Bonds	327	December 2006	36,838,594	772,237
2 Year U.S. Treasury Notes	(1,202)	December 2006	(245,696,312)	306,283
5 Year U.S. Treasury Notes	(1,699)	December 2006	(179,350,687)	(799,074)
10 Year U.S. Treasury Notes	(1,277)	December 2006	(138,195,344)	(1,264,517)

TOTAL			$51,891,450	$(785,859)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2006
ADDITIONAL INVESTMENT INFORMATION (continued)
SWAP CONTRACTS — At October 31, 2006, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
					Upfront
	Notional		Payments	Payments	Payments
	Amount	Termination	received by	made by	made by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	the Fund	Gain (Loss)

Banc of America Securities LLC	$60,000	12/27/06	3.427%	3 month LIBOR	$—	$207,261
Banc of America Securities LLC	100,000	10/14/08	3.514%	3 month LIBOR	—	(2,993,118)
Banc of America Securities LLC(a)	127,100	12/21/09	5.600%	3 month LIBOR	1,647,015	443,192
Banc of America Securities LLC	80,000	09/02/10	4.309%	3 month LIBOR	—	(2,125,442)
Banc of America Securities LLC	65,000	10/06/10	4.702%	3 month LIBOR	—	(770,070)
Deutsche Bank Securities, Inc.(a)	112,800	12/20/11	5.600%	3 month LIBOR	2,219,729	583,906
Banc of America Securities LLC(a)	60,000	12/20/11	5.600%	3 month LIBOR	1,109,027	385,670
Banc of America Securities LLC	65,000	04/19/12	4.547%	3 month LIBOR	—	(1,573,393)
J.P. Morgan Securities, Inc.(a)	100,000	12/20/13	5.650%	3 month LIBOR	1,882,500	1,459,601
Deutsche Bank Securities, Inc.(a)	90,000	12/20/13	5.650%	3 month LIBOR	1,665,000	1,342,891
Banc of America Securities LLC	11,000	05/26/15	4.532%	3 month LIBOR	—	(332,961)
Banc of America Securities LLC	25,000	10/19/15	4.965%	3 month LIBOR	—	(283,252)
Bear Stearns & Co., Inc.	85,000	06/19/06	5.666%	3 month LIBOR	—	4,661,276
J.P. Morgan Securities, Inc.(a)	69,800	12/20/16	5.700%	3 month LIBOR	2,194,421	859,778
Banc of America Securities LLC	80,000	03/23/20	3 month LIBOR	5.108%	—	664,835
Banc of America Securities LLC	9,000	03/30/35	5.320%	3 month LIBOR	—	79,977
Banc of America Securities LLC	10,000	04/09/35	5.265%	3 month LIBOR	—	7,007

TOTAL					$10,717,692	$2,617,158

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2006.
LIBOR — London Interbank Offered Rate
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
CREDIT DEFAULT SWAP CONTRACTS

					Upfront
		Notional	Rate		Payments
		Amount	Paid by	Termination	(received)	Unrealized
Referenced Obligation	Swap Counterparty	(000s)	Fund	Date	by the Fund	Loss

Protection Purchased:
First Data Corp. 5.625% 11/01/11	J.P. Morgan Chase Securities, Inc.	$2,800	0.500%	03/21/11	$—	$(20,829)
First Data Corp. 5.625% 11/01/11	J.P. Morgan Chase Securities, Inc.	1,525	0.250	06/20/11	—	(6,737)
PHH Corp. 7.125% 03/01/13	Bear Stearns & Co., Inc.	2,600	1.150	06/20/13	—	(28,094)
Core Investment Grade Bond Trust	Deutsche Bank Securities, Inc.	231,900	0.650	12/20/16	(611,670)	(1,012,842)

TOTAL					$(611,670)	$(1,068,502)

TOTAL RETURN INDEX SWAP CONTRACTS

				Rates Exchanged

	Notional			Payments	Payments
Swap	Amount	Termination	Reference	received by	made by	Unrealized
Counterparty	(000s)	Date	Underlying	the Fund	the Fund	Gain

Citibank, N.A.	$25,000	03/31/07	Banc of America Securities LLC CMBS AAA 10 Yr Index	Any positive monthly duration adjusted return on the underlying index	Any negative monthly duration adjusted return on the underlying index	$12,420
Banc of America Securities LLC	25,000	09/28/07	Banc of America Securities LLC CMBS AAA 10 Yr Index	Any positive monthly duration adjusted return on the underlying index	Any negative monthly duration adjusted return on the underlying index	6,425

TOTAL						$18,845

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value, as of October 31, 2006, of a $10,000 investment made on November 3, 2003 (commencement of operations) in the Separate Account Institutional Shares of the Goldman Sachs Investment Grade Credit Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers U.S. Credit Index (“Lehman U.S. Credit Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/ industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Investment Grade Credit Fund’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested November 3, 2003 to October 31, 2006.

Average Annual Total Return through October 31, 2006	Since Inception	One Year
Class A (commenced November 3, 2003)
Excluding sales charges	4.08%	4.84%
Including sales charges	2.50%	0.11%

Institutional Class (commenced November 3, 2003)	4.57%	5.35%

Separate Account Institutional (commenced November 3, 2003)	4.59%	5.30%

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments
October 31, 2006

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – 92.0%

Automotive – 1.8%
DaimlerChrysler NA
$400,000	8.500%	01/18/31	$480,661
DaimlerChrysler NA Holding Corp.(a)
380,000	5.870	09/10/07	380,949
Ford Motor Credit Co.
1,700,000	5.700	01/15/10	1,577,220
General Motors Acceptance Corp.
1,275,000	6.875	09/15/11	1,284,957

			3,723,787

Banks – 21.0%
ANZ Capital Trust I(b)
325,000	4.484	01/15/49	315,999
800,000	5.360	12/29/49	779,748
Astoria Financial Corp.
225,000	5.750	10/15/12	226,607
Banca Popolare di Bergamo Capital Trust(a)
EUR475,000	8.364	02/15/49	692,947
Bank United Corp.
$250,000	8.875	05/01/07	254,156
Citigroup, Inc.
589,000	7.250	10/15/11	638,057
Commonwealth Bank of Australia(a)(b)
1,325,000	6.024	03/29/49	1,328,338
Credit Suisse (USA), Inc.
1,000,000	5.250	03/02/11	1,002,476
Credit Suisse First Boston London(a)(b)
1,625,000	7.900	05/29/49	1,644,885
Danske Bank A/S(a)(b)
300,000	7.400	06/15/10	303,829
Firstar Capital Trust I
2,500,000	8.320	12/15/26	2,611,027
ForeningSparbanken AB (Swedbank)(a)(b)
500,000	7.500	05/01/49	500,000
Greater Bay Bancorp Series D
2,700,000	5.125	04/15/10	2,672,954
GreenPoint Financial Corp.
600,000	3.200	06/06/08	581,096
HBOS PLC(a)(b)
1,750,000	5.375	12/29/49	1,727,625
HSBC Capital Funding LP(a)(b)
1,050,000	4.610	06/27/49	981,790
HSBC USA, Inc.
250,000	6.625	03/01/09	258,053
Huntington National Bank
1,000,000	8.000	04/01/10	1,084,961
J.P. Morgan Chase & Co.
550,000	6.625	03/15/12	584,521
Key Bank N.A.(c)
1,000,000	6.500	10/15/27	1,021,510
Lehman Brothers Holdings E-Capital Trust I(a)
675,000	6.173	08/19/65	679,561
Manufacturers & Traders Trust Co.(a)
1,495,000	5.585	12/28/20	1,484,414
Mizuho JGB Investment LLC(a)(b)
1,275,000	9.870	06/30/49	1,362,048
MUFG Capital Finance 1 Ltd.(a)
2,400,000	6.346	07/25/16	2,423,746
Nordbanken AB(a)(b)
2,380,000	8.950	11/12/09	2,604,655
North Fork Bancorp.(a)
1,350,000	5.000	08/15/12	1,345,833
PNC Funding Corp.
600,000	7.500	11/01/09	638,069
Popular North America, Inc.
1,775,000	5.200	12/12/07	1,768,180
1,795,000	4.250	04/01/08	1,767,049
RBS Capital Trust II(a)
1,000,000	5.512	09/30/49	984,730
Resona Bank Ltd.(a)(b)
EUR925,000	4.125	09/27/49	1,148,970
1,475,000	5.850	09/29/49	1,444,829
Resona Preferred Global Securities Ltd.(a)(b)
$2,000,000	7.191	07/30/49	2,097,040
Royal Bank of Scotland Group PLC
400,000	9.118	03/31/49	445,465
Sovereign Bank
1,000,000	4.000	02/01/08	983,325
300,000	5.125	03/15/13	294,568
455,000	4.375 (a)	08/01/13	445,968
Tokai Preferred Capital Co. LLC(a)(b)
650,000	9.980	12/29/49	694,962
Unicredito Italiano Capital Trust(a)(b)
500,000	9.200	10/05/49	565,038
Wachovia Capital Trust III(a)
1,825,000	5.800	08/29/49	1,841,073
Washington Mutual Bank
500,000	5.950	05/20/13	511,207

			44,741,309

Brokerage – 1.0%
Morgan Stanley
2,200,000	5.050	01/21/11	2,187,992

Captive Financial – 0.8%
Nelnet, Inc.
1,760,000	5.125	06/01/10	1,723,262

Consumer Cyclical Services – 0.6%
Sabre Holdings Corp.
1,300,000	6.350	03/15/16	1,292,639

Diversified Manufacturing – 1.7%
Tyco International Group Participation Certificate(b)
2,350,000	4.436	06/15/07	2,333,719
Tyco International Group SA
1,300,000	6.750	02/15/11	1,375,329

			3,709,048

Electric – 8.5%
Arizona Public Service Co.
2,000,000	6.875	08/01/36	2,128,156

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – (continued)

Electric – (continued)
Calenergy, Inc.
$1,575,000	7.630%		10/15/07	$1,607,713
280,000	7.520		09/15/08	291,174
Centerpoint Energy, Inc.
2,100,000	5.875		06/01/08	2,111,731
Centerpoint Energy, Inc. Series B
350,000	7.250		09/01/10	370,376
FirstEnergy Corp. Series C
1,745,000	7.375		11/15/31	2,036,309
MidAmerican Energy Holdings Co.
2,100,000	6.125		04/01/36	2,159,508
Nisource Finance Corp.(a)
500,000	5.968		11/23/09	499,955
Ohio Edison Co.
1,500,000	6.875		07/15/36	1,667,292
Progress Energy, Inc.
2,175,000	5.625		01/15/16	2,180,524
1,000,000	7.000		10/30/31	1,125,810
Southwestern Public Service Cos.
375,000	6.000		10/01/36	376,015
Tampa Electric Co.
275,000	6.550		05/15/36	296,604
TXU Corp. Series O
1,225,000	4.800		11/15/09	1,197,249

				18,048,416

Energy – 2.5%
Canadian Natural Resources Ltd.
925,000	6.500		02/15/37	951,418
Hess Corp.
1,950,000	7.125		03/15/33	2,171,631
Kerr-McGee Corp.
800,000	6.950		07/01/24	867,367
XTO Energy, Inc.
1,200,000	6.250		04/15/13	1,243,423

				5,233,839

Entertainment – 0.9%
Time Warner Entertainment Co.
1,290,000	8.375		03/15/23	1,499,960
Time Warner Entertainment Co. LP
325,000	7.250		09/01/08	333,863

				1,833,823

Food & Drug Retailing – 0.1%
Fred Meyer, Inc.
250,000	7.450		03/01/08	256,492

Gaming – 1.1%
Harrahs Operating Co., Inc.
2,425,000	5.500		07/01/10	2,329,123

Life Insurance – 7.6%
Americo Life, Inc.(b)
550,000	7.875		05/01/13	554,620
AmerUs Group Co.
1,575,000	5.950		08/15/15	1,614,449
AXA Financial, Inc.
805,000	7.750		08/01/10	870,141
Lincoln National Corp.
1,000,000	6.200		12/15/11	1,037,898
1,600,000	7.000	(a)	05/17/66	1,684,254
Phoenix Life Insurance Co.(b)
2,275,000	7.150		12/15/34	2,458,397
PRICOA Global Funding I(b)
600,000	4.200		01/15/10	581,152
Reinsurance Group of America, Inc.
625,000	6.750		12/15/11	656,779
2,250,000	6.750	(a)	12/15/65	2,234,078
Royal & Sun Alliance Insurance Group PLC
GBP225,000	8.500		07/29/49	495,939
SL Finance PLC
EUR650,000	6.375		07/12/22	910,414
The MONY Group, Inc.
$1,000,000	8.350		03/15/10	1,091,780
ZFS Finance USA Trust I(a)(b)
1,875,000	6.150		12/15/65	1,885,787

				16,075,688

Media – Cable – 3.4%
Comcast Cable Communications Holdings, Inc.
575,000	6.875		06/15/09	597,440
1,350,000	9.455		11/15/22	1,753,378
Cox Communications, Inc.
850,000	4.625		01/15/10	830,133
Cox Enterprises, Inc.(b)
3,275,000	4.375		05/01/08	3,215,490
Viacom, Inc.
850,000	5.750		04/30/11	851,058

				7,247,499

Media – Non-Cable – 0.8%
Clear Channel Communications, Inc.
1,700,000	8.000		11/01/08	1,772,386

Noncaptive – Financial – 7.7%
American General Finance Corp.(c)
1,825,000	8.450		10/15/09	1,981,466
Capital One Bank
325,000	5.000		06/15/09	322,866
Capital One Financial Corp.
1,775,000	5.700		09/15/11	1,799,573
GATX Financial Corp.
3,400,000	5.125		04/15/10	3,362,603
MGIC Investment Corp.
1,300,000	5.625		09/15/11	1,305,811
Nelnet, Inc.(a)
625,000	7.400		09/29/36	632,443
PHH Corp.
3,088,000	6.000		03/01/08	3,094,821
750,000	7.125		03/01/13	766,126

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Noncaptive – Financial – (continued)
Waddell & Reed Financial, Inc.
$3,250,000	5.600%	01/15/11	$3,226,555

			16,492,264

Pipelines – 3.3%
Energy Transfer Partners
1,375,000	5.650	08/01/12	1,377,204
2,000,000	5.950	02/01/15	2,018,710
Enterprise Products Partners LP
1,805,000	4.950	06/01/10	1,774,939
275,000	5.000	03/01/15	259,914
ONEOK Partners LP
1,375,000	5.900	04/01/12	1,394,715
Panhandle Eastern Pipeline
150,000	4.800	08/15/08	148,677

			6,974,159

Property/Casualty Insurance – 6.4%
Ace Capital Trust II
250,000	9.700	04/01/30	341,000
AON Capital Trust A
1,000,000	8.205	01/01/27	1,162,539
Arch Capital Group Ltd.
1,245,000	7.350	05/01/34	1,364,362
Aspen Insurance Holdings Ltd.
1,025,000	6.000	08/15/14	1,003,216
CNA Financial Corp.
520,000	6.750	11/15/06	520,178
350,000	6.600	12/15/08	358,427
1,000,000	5.850	12/15/14	1,006,080
Endurance Specialty Holdings Ltd.
500,000	6.150	10/15/15	498,033
775,000	7.000	07/15/34	804,298
Liberty Mutual Group(b)
2,040,000	7.000	03/15/34	2,110,746
Marsh & McLennan Cos., Inc.
1,000,000	5.150	09/15/10	958,848
1,000,000	5.750	09/15/15	963,638
QBE Insurance Group Ltd.(a)(b)
855,000	5.647	07/01/23	833,613
Symetra Financial Corp.(b)
1,600,000	6.125	04/01/16	1,622,154
Zurich Capital Trust I(b)
125,000	8.376	06/01/37	131,347

			13,678,479

REIT – 13.1%
Arden Realty LP
1,160,000	5.200	09/01/11	1,162,192
BRE Properties Inc.
3,525,000	7.450	01/15/11	3,792,005
Camden Property Trust
1,650,000	4.375	01/15/10	1,608,219
Colonial Realty LP
1,750,000	6.050	09/01/16	1,770,212
EOP Operating LP
1,692,000	7.750	11/15/07	1,731,475
Health Care Property Investors, Inc.
1,825,000	5.950	09/15/11	1,845,966
Heritage Property Investment Trust
885,000	4.500	10/15/09	864,206
iStar Financial, Inc. Series B
3,200,000	5.700	03/01/14	3,187,117
Liberty Property LP
225,000	7.750	04/15/09	236,057
Pan Pacific Retail Properties, Inc.
1,350,000	5.950	06/01/14	1,373,699
Post Apartment Homes LP
1,500,000	7.700	12/20/10	1,615,518
3,000,000	6.300	06/01/13	3,091,164
ProLogis
2,250,000	5.500	04/01/12	2,251,676
Shurgard Storage Centers, Inc.
2,050,000	7.750	02/22/11	2,217,331
Simon Property Group LP
200,000	7.000 (c)	06/15/08	205,170
1,000,000	5.600	09/01/11	1,011,107

			27,963,114

Software – 1.1%
Oracle Corp. and Ozark Holdings, Inc.
2,400,000	5.000	01/15/11	2,383,697

Technology – 0.7%
First Data Corp.
1,375,000	5.625	11/01/11	1,405,260

Tobacco – 1.2%
Altria Group, Inc.
275,000	7.000	11/04/13	301,161
893,000	7.750	01/15/27	1,095,566
Imperial Tobacco Overseas BV
1,200,000	7.125	04/01/09	1,244,343

			2,641,070

Wireless Telecommunications – 1.6%
America Movil SA de CV
800,000	5.500	03/01/14	781,408
AT&T Wireless Services, Inc.
950,000	7.875	03/01/11	1,041,553
900,000	8.750	03/01/31	1,178,054
Intelsat
350,000	5.250	11/01/08	338,625

			3,339,640

Wirelines Telecommunications – 5.1%
Ameritech Capital Funding
575,000	6.250	05/18/09	583,647
Bellsouth Telecommunications, Inc.
426,000	6.125	09/23/08	431,306

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Wirelines Telecommunications – (continued)
Deutsche Telekom International Finance BV
$550,000	5.375%	03/23/11	$549,053
1,650,000	8.250	06/15/30	2,047,425
Embarq Corp.
500,000	7.995	06/01/36	531,700
France Telecom SA
EUR175,000	8.125	01/28/33	306,842
GTE Corp.
$1,260,000	7.510	04/01/09	1,319,430
Sprint Capital Corp.
850,000	6.875	11/15/28	871,986
Telecom Italia Capital
700,000	4.000	01/15/10	666,728
1,700,000	4.950	09/30/14	1,576,869
TPSA Finance BV
350,000	7.750 (b)	12/10/08	365,565
1,500,000	7.625	01/30/11	1,616,933

			10,867,484

TOTAL CORPORATE BONDS
(Cost $196,719,956)			$195,920,470

Emerging Markets Debt – 0.4%

Korea Development Bank
$150,000	5.750%	09/10/13	$153,170
VTB Capital (Vneshtorgbank)(a)(b)
700,000	5.970	08/01/08	700,000

TOTAL EMERGING MARKETS DEBT
(Cost $852,500)			$853,170

U.S. Treasury Obligations – 0.7%

United States Treasury Bonds
$900,000	4.500%	02/15/36	$865,055
United States Treasury Principal-Only STRIPS(d)
1,500,000	0.000	11/15/26	573,051

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,390,703)			$1,438,106

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT — 93.1%
(Cost $198,963,159)			$198,211,746

Repurchase Agreement(e) – 3.9%

Joint Repurchase Agreement Account II
$8,300,000	5.316%	11/01/06	$8,300,000
Maturity Value: $8,301,226
(Cost $8,300,000)

TOTAL INVESTMENTS — 97.0%
(Cost $207,263,159)			$206,511,746

OTHER ASSETS IN EXCESS OF LIABILITIES — 3.0%			6,346,826

NET ASSETS — 100.0%			$212,858,572

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal amount of each security is stated in the currency in which the bond is denominated. All amounts shown are in U.S. dollars unless otherwise noted. See below.

Currency Description

EUR	=	Euro Currency
GBP	=	British Pounds

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $34,292,346, which represents approximately 16.1% of net assets as of October 31, 2006.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Joint repurchase agreement was entered into on October 31, 2006. Additional information appears on page 55.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2006, the Fund had outstanding forward foreign currency exchange contracts, to sell foreign currencies:

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Sale Contract	Date	Settlement Date	Value	Loss

British Pound	11/16/06	$496,924	$500,853	$(3,929)
Euro	11/29/06	3,051,060	3,074,414	(23,354)

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACT		$3,547,984	$3,575,267	$(27,283)

FUTURES CONTRACTS — At October 31, 2006, the following futures contracts were open:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(12)	March 2007	$(2,843,400)	$27,859
Eurodollars	8	June 2007	1,899,000	1,473
Eurodollars	6	September 2007	1,426,875	1,967
Eurodollars	6	December 2007	1,428,675	2,792
Eurodollars	7	March 2008	1,667,488	3,664
Eurodollars	4	June 2008	952,650	1,986
U.S. Treasury Bonds	21	December 2006	2,365,781	16,368
2 Year U.S. Treasury Notes	(69)	December 2006	(14,104,031)	(15,642)
5 Year U.S. Treasury Notes	(173)	December 2006	(18,262,313)	(123,619)
10 Year U.S. Treasury Notes	102	December 2006	11,038,313	57,261

TOTAL			$(14,430,962)	$(25,891)

SWAP CONTRACTS — At October 31, 2006, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

			Rates Exchanged

	Notional		Payments	Payments
Swap	Amount	Termination	received by	made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Gain (Loss)

Banc of America Securities LLC	$8,000	09/02/10	4.309%	3 month LIBOR	$(212,544)
Banc of America Securities LLC	5,000	05/23/12	4.374	3 month LIBOR	(118,944)
Banc of America Securities LLC	7,000	10/19/15	4.965	3 month LIBOR	(79,310)
Banc of America Securities LLC	4,000	03/19/35	5.288	3 month LIBOR	15,618
Banc of America Securities LLC	2,800	04/09/35	5.266	3 month LIBOR	1,962

TOTAL					$(393,218)

LIBOR — London Interbank Offered Rate
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments (continued)
October 31, 2006
ADDITIONAL INVESTMENT INFORMATION (continued)
CREDIT DEFAULT SWAP CONTRACTS

					Upfront
		Notional	Rate		Payments
		Amount	Paid by	Termination	(received)	Unrealized
Referenced Obligation	Swap Counterparty	(000s)	Fund	Date	by the Fund	Loss

Protection Purchased
First Data Corp. 5.625%, 11/1/2011	J.P. Morgan Securities, Inc.	$1,300	0.500%	03/21/11	$—	$(9,662)
First Data Corp. 5.625%, 11/1/2011	J.P. Morgan Securities, Inc.	210	0.250	06/20/11	—	(928)
Autozone, Inc. 5.875%, 10/15/2012	Bear Stearns & Co., Inc.	2,000	0.680	06/20/11	—	(23,777)
Bear Stearns Co., Inc. 7.625%, 12/7/2009	J.P. Morgan Securities, Inc.	4,000	0.300	06/20/13	—	(14,806)
Centex Corp. 5.250%, 6/15/2015	Bear Stearns & Co., Inc.	2,000	0.845	06/20/13	—	(22,822)
Lowe’s Co., Inc. 8.250%, 6/1/2010	Banc of America Securities LLC	5,000	0.180	06/20/13	—	(1,498)
Core Investment Grade Bond Trust	Deutsche Bank Securities, Inc.	33,500	0.650	12/20/16	(98,576)	(134,442)

TOTAL					$(98,576)	$(207,935)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2006, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Government Income	$112,200,000

U.S. Mortgages	14,600,000

Core Fixed Income	220,000,000

Investment Grade Credit	8,300,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$500,000,000	5.32%	11/01/06	$500,073,889

Banc of America Securities LLC	2,750,000,000	5.31	11/01/06	2,750,405,625

Barclays Capital PLC	200,000,000	5.31	11/01/06	200,029,500

Barclays Capital PLC	2,000,000,000	5.32	11/01/06	2,000,295,557

Bear Stearns	500,000,000	5.32	11/01/06	500,073,889

Credit Suisse Securities (USA) LLC	750,000,000	5.32	11/01/06	750,110,834

Greenwich Capital Markets	300,000,000	5.32	11/01/06	300,044,334

Merrill Lynch	500,000,000	5.31	11/01/06	500,073,750

Wachovia Bank	250,000,000	5.31	11/01/06	250,036,875

UBS Securities LLC	2,700,200,000	5.32	11/01/06	2,700,399,027

TOTAL	$10,450,200,000			$10,451,543,280

At October 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 5.75%, due 12/14/06 to 09/22/15; Federal Home Loan Mortgage Association, 2.35% to 9.50%, due 11/17/06 to 09/01/36; Federal National Mortgage Association, 0.00% to 11.00%, due 11/1/06 to 11/01/36; Government National Mortgage Association, 4.50% to 9.00%, due 10/15/09 to 10/15/36 and U.S. Treasury Notes, 4.25% to 4.88% due 03/31/11 to 01/15/14. The aggregate market value of the collateral, including accrued interest, was $10,679,289,697.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statements of Assets and Liabilities
October 31, 2006

	Government	U.S. Mortgages	Core Fixed	Investment Grade
	Income Fund	Fund	Income Fund	Credit Fund

Assets:

Investments in securities, at value (identified cost $537,624,178, $482,694,739, $2,232,550,739 and $198,963,159, respectively)	$534,844,155	$481,474,370	$2,238,275,835	$198,211,746
Repurchase agreement, at value	112,200,000	14,600,000	220,000,000	8,300,000
Cash(a)	10,894,581	3,746,965	38,894,865	3,054,450
Foreign currencies, at value (identified cost $687 for Core Fixed Income Fund)	—	—	696	—
Receivables:
Investment securities sold	14,066,740	36,788,069	51,691,509	3,730,997
Swap contracts, at value (includes upfront payments made of $3,336,775, $992,119, $10,717,692 and $0, respectively)	5,915,513	1,451,883	21,431,931	17,580
Interest, at value	3,348,872	1,649,853	16,498,984	3,242,651
Fund shares sold	844,590	—	6,087,540	—
Reimbursement from investment adviser	51,652	14,789	—	17,091
Due from broker	25,438	—	—	—
Forward foreign currency exchange contracts, at value	—	—	3,020,922	—
Other assets, at value	2,606	1,959	5,530	556

Total assets	682,194,147	539,727,888	2,595,907,812	216,575,071

Liabilities:

Payables:
Investment securities purchased	37,823,650	105,726,458	204,517,514	2,537,750
Swap contracts, at value (includes upfront payments received $0, $0, $611,670 and $98,576, respectively)	2,605,091	793,521	9,758,408	717,309
Fund shares repurchased	2,071,622	56	8,132,099	34
Income distribution	326,685	301,430	2,812,936	204,021
Forward foreign currency exchange contracts, at value	—	—	3,965,741	27,283
Amounts owed to affiliates	482,326	127,174	1,107,084	62,354
Due to broker	—	184,381	865,292	7,675
Accrued expenses	233,219	189,630	393,218	160,073

Total liabilities	43,543,293	107,322,650	231,552,292	3,716,499

Net Assets:

Paid-in capital	651,009,122	435,025,598	2,383,745,773	218,129,321
Accumulated undistributed (distributions in excess of) net investment income	2,438,600	889,846	(3,125,486)	277,965
Accumulated net realized loss on investments, futures, swaps and foreign currency related transactions	(12,474,096)	(1,615,491)	(21,835,885)	(4,145,521)
Net unrealized appreciation (depreciation) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(2,322,772)	(1,894,715)	5,571,118	(1,403,193)

NET ASSETS	$638,650,854	$432,405,238	$2,364,355,520	$212,858,572

Net Assets:
Class A	$432,761,594	$6,972,976	$714,876,529	$3,420,358
Class B	18,712,710	—	22,971,472	—
Class C	16,931,338	—	20,937,147	—
Institutional	146,783,760	117,497,444	1,558,970,671	3,316,684
Service	23,461,452	—	46,599,701	—
Separate Account Institutional Shares	—	307,934,818	—	206,121,530

Shares Outstanding:
Class A	29,555,889	704,293	72,780,585	343,719
Class B	1,277,939	—	2,329,026	—
Class C	1,156,993	—	2,121,786	—
Institutional	10,035,821	11,852,914	158,124,682	332,724
Service	1,605,403	—	4,724,351	—
Separate Account Institutional Shares	—	31,085,655	—	20,691,618

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	43,632,045	43,642,862	240,080,430	21,368,061

Net asset value, offering and redemption price per share:(b)
Class A	$14.64	$9.90	$9.82	$9.95
Class B	14.64	—	9.86	—
Class C	14.63	—	9.87	—
Institutional	14.63	9.91	9.86	9.97
Service	14.61	—	9.86	—
Separate Account Institutional Shares	—	9.91	—	9.96

(a)	Includes restricted cash of $3,000,000, $450,000 and $275,000, relating to initial margin requirements and collateral on futures transactions for Government Income, U.S. Mortgages and Investment Grade Credit, respectively, and includes restricted cash of $6,519,266, $2,863,549, $33,559,856 and $2,699,840 relating to swap contracts for Government Income, U.S. Mortgages, Core Fixed Income and Investment Grade Credit, respectively.
(b)	Maximum public offering price per share for Class A shares of Government Income, U.S. Mortgages, Core Fixed Income and Investment Grade Credit (NAV per share multiplied by 1.0471) is $15.33, $10.37, $10.28, and $10.42, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statements of Operations
For the Year Ended October 31, 2006

	Government	U.S. Mortgages	Core Fixed	Investment Grade
	Income Fund	Fund	Income Fund	Credit Fund

Investment income:

Interest(a)	$39,267,344	$23,877,664	$111,009,476	$11,993,578

Total income	39,267,344	23,877,664	111,009,476	11,993,578

Expenses:

Management fees	4,481,364	1,917,539	8,316,527	854,824
Distribution and Service fees(b)	2,036,968	19,601	2,226,502	9,551
Transfer Agent fees(b)	1,169,147	201,163	1,771,193	90,067
Custody and accounting fees	315,453	311,423	474,492	118,412
Printing fees	103,089	81,586	200,539	63,015
Registration fees	146,339	43,728	125,688	40,583
Professional fees	77,345	77,345	117,651	80,039
Service share fees	95,515	49,742	197,790	3,665
Trustee fees	16,201	16,201	16,201	16,201
Other	120,745	34,572	142,820	23,050

Total expenses	8,562,166	2,752,900	13,589,403	1,299,407

Less — expense reductions	(813,458)	(1,010,624)	(212,151)	(527,076)

Net expenses	7,748,708	1,742,276	13,377,252	772,331

NET INVESTMENT INCOME	31,518,636	22,135,388	97,632,224	11,221,247

Realized and unrealized gain (loss) on investment, futures, swaps and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(7,881,384)	(37,744)	(8,333,961)	(2,672,331)
Futures transactions	(4,241,535)	(146,131)	(6,593,357)	578,868
Swap contracts	(2,001,989)	(158,362)	(8,178,308)	(1,693,487)
Foreign currency related transactions	—	—	(7,245,498)	(183,354)
Net change in unrealized gain (loss) on:
Investments	6,699,801	4,348,418	26,190,788	3,714,878
Futures	303,462	(167,971)	(850,613)	(225,191)
Swap contracts	4,337,671	926,943	13,975,767	4,912
Translation of assets and liabilities denominated in foreign currencies	—	—	(2,168,739)	(25,150)

Net realized and unrealized gain (loss) on investment, futures, swaps and foreign currency related transactions	(2,783,974)	4,765,153	6,796,079	(500,855)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,734,662	$26,900,541	$104,428,303	$10,720,392

(a)	Net of $1,269 in foreign withholding tax for the Investment Grade Credit Fund.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees						Service Share Fees

									Separate		Separate
									Account		Account
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Institutional	Service	Institutional

Government Income	$1,646,136	$213,883	$176,949	$1,053,527	$34,221	$28,312	$45,446	$7,641	—	—	—
U.S. Mortgages	19,601	—	—	12,546	—	—	36,657	—	$151,960	$45,822	$3,920
Core Fixed Income	1,757,491	253,996	215,015	1,124,795	40,639	34,403	555,533	15,823	—	—	—
Investment Grade Credit	9,551	—	—	6,113	—	—	1,404	—	82,550	1,755	1,910
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statements of Changes in Net Assets

	Government Income Fund

	For the	For the
	Year Ended	Year Ended
	October 31, 2006	October 31, 2005

From operations:

Net investment income	$31,518,636	$20,216,131
Net realized gain (loss) on investment, futures, swaps and foreign currency related transactions	(14,124,908)	4,302,059
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	11,340,934	(19,757,697)

Net increase (decrease) in net assets from operations	28,734,662	4,760,493

Distributions to shareholders:

From net investment income
Class A Shares	(24,629,669)	(15,966,212)
Class B Shares	(650,709)	(533,992)
Class C Shares	(542,468)	(370,892)
Institutional Shares	(4,808,529)	(1,564,131)
Service Shares	(711,718)	(322,759)
Separate Account Institutional Shares	—	—
From net realized gains
Class A Shares	(160,181)	(5,845,096)
Class B Shares	(5,062)	(362,623)
Class C Shares	(3,803)	(237,517)
Institutional Shares	(12,822)	(745,239)
Service Shares	(3,776)	(116,638)
Separate Account Institutional Shares	—	—
From capital
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—

Total distributions to shareholders	(31,528,737)	(26,065,099)

From share transactions:

Net proceeds from sales of shares	490,086,040	452,723,542
Proceeds received in connection with merger	—	—
Reinvestment of dividends and distributions	28,194,885	24,158,646
Cost of shares repurchased	(727,312,932)	(232,780,488)

Net increase (decrease) in net assets resulting from share transactions	(209,032,007)	244,101,700

TOTAL INCREASE (DECREASE)	(211,826,082)	222,797,094

Net assets:

Beginning of year	850,476,936	627,679,842

End of year	$638,650,854	$850,476,936

Accumulated undistributed (distributions in excess of) net investment income	$2,438,600	$5,254,578

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

U.S. Mortgages Fund		Core Fixed Income Fund		Investment Grade Credit Fund

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2006	October 31, 2005	October 31, 2006	October 31, 2005	October 31, 2006	October 31, 2005

$22,135,388	$11,749,541	$97,632,224	$56,281,074	$11,221,247	$6,144,224
(342,237)	1,244,830	(30,351,124)	24,313,407	(3,970,304)	(506,457)
5,107,390	(7,922,884)	37,147,203	(58,064,406)	3,469,449	(5,666,468)

26,900,541	5,071,487	104,428,303	22,530,075	10,720,392	(28,701)

(327,343)	(315,229)	(27,592,559)	(22,356,546)	(173,533)	(140,714)
—	—	(809,299)	(883,632)	—	—
—	—	(683,475)	(672,754)	—	—
(4,165,860)	(3,367,214)	(59,364,208)	(40,113,425)	(173,199)	(95,385)
—	—	(1,497,789)	(1,048,118)	—	—
(17,156,726)	(9,159,690)	—	—	(10,283,179)	(5,873,577)
—	(13,456)	(4,057,820)	(6,881,068)	—	(8,899)
—	—	(173,446)	(394,357)	—	—
—	—	(143,326)	(302,043)	—	—
—	(2,109,001)	(6,915,957)	(10,458,548)	—	(269,174)
—	(1,830,428)	(198,051)	(285,885)	—	—
—	—	—	—	—	(293)
—	—	(666,129)	—	—	—
—	—	(19,538)	—	—	—
—	—	(16,500)	—	—	—
—	—	(1,433,147)	—	—	—
—	—	(36,159)	—	—	—

(21,649,929)	(16,795,018)	(103,607,403)	(83,396,376)	(10,629,911)	(6,388,042)

293,021,211	584,326,694	1,051,438,670	958,769,563	68,516,397	181,422,818
—	—	230,276,588	73,493,151	—	—
18,063,365	13,333,622	70,943,055	57,569,645	8,219,129	5,592,276
(353,767,406)	(338,784,172)	(829,727,761)	(648,011,975)	(63,423,525)	(53,666,553)

(42,682,830)	258,876,144	522,930,552	441,820,384	13,312,001	133,348,541

(37,432,218)	247,152,613	523,751,452	380,954,083	13,402,482	126,931,798

469,837,456	222,684,843	1,840,604,068	1,459,649,985	199,456,090	72,524,292

$432,405,238	$469,837,456	$2,364,355,520	$1,840,604,068	$212,858,572	$199,456,090

$889,846	$(75,909)	$(3,125,486)	$(695,234)	$277,965	$119,287

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements
October 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes Goldman Sachs Government Income Fund (“Government Income”), Goldman Sachs U.S. Mortgages Fund (“U.S. Mortgages”), Goldman Sachs Core Fixed Income Fund (“Core Fixed Income”) and Goldman Sachs Investment Grade Credit Fund (“Investment Grade Credit”) (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio of the Trust. U.S. Mortgages and Investment Grade Credit offer three classes of shares — Class A, Institutional and Separate Account Institutional. Government Income and Core Fixed Income offer five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds charge a maximum initial sales charge of 4.50%. The contingent deferred sales charge for Class B shares is 5.00% maximum declining to zero after six years for Government Income and Core Fixed Income. The Class C shares of Government Income and Core Fixed Income have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service and Separate Account Institutional shares are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales loads of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Portfolio securities for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Funds based upon the relative proportion of net assets of each class.
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market discounts and market premiums on debt securities are accreted/amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Administration Plans. Each class of shares of the Funds separately bear its respective class-specific Transfer Agency fees. Class A and Institutional shareholders of U.S. Mortgages and Investment Grade Credit bear their respective class specific Account Services fees.
D. Federal Taxes and Distribution to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Forward Foreign Currency Exchange Contracts — Core Fixed Income and Investment Grade Credit may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income and Investment Grade Credit may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. Core Fixed Income and Investment Grade Credit record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2006, Core Fixed Income and Investment Grade Credit had segregated sufficient cash and/or securities to cover any commitments under these contracts.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
G. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Funds sell securities in the current month for delivery of securities defined by pool-stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Funds’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.
H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
I. Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.
J. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
K. Securities purchased on a when-issued or delayed-delivery basis — The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.
L. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
M. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. The Funds may invest in the following types of swaps;
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specific prices, rates or indices for a specified amount of an underlying notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.
     Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. In addition, if the Fund enters into a sale contract and a credit event occurs, the value of the referenced obligation received by the Fund reduced by the period payments previously received may be less than the maximum payment it pays to the counterparty, resulting in a loss to the Fund.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or models prices and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. An upfront payment made and/or received by the Funds, is recorded as an asset and/or liability on the Statement of Assets and Liabilities and is only recorded as a realized gain or loss when either the contract’s term ends or, with respect to a Credit Default Swap, a credit event occurs. Periodic payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are also realized upon early termination of the swap agreements.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
N. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income on the Statements of Operations. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the period from February 28, 2006 through October 31, 2006, GSAM received a Management fee on a contractual basis at the following rates:

	Government		Core Fixed	Investment
Average Daily Net Assets	Income	U.S. Mortgages[1]	Income	Grade Credit[1]

Up to $1 billion	0.54%	0.40%	0.40%	0.40%

Next $1 billion	0.49	0.36	0.36	0.36

Over $2 billion	0.47	0.34	0.34	0.34

[1]	GSAM has voluntarily agreed not to impose a portion of the Management fee on U.S. Mortgages and Investment Grade Credit Funds equal to 0.07% and 0.07%, respectively, of such Funds’ average daily net assets. As a result of fee waiver, the current Management fees of the U.S. Mortgages and Investment Credit Funds is 0.33% and 0.33%, respectively, of such Funds’ average daily net assets.
     Prior to February 28, 2006, the contractual Management fee for Government Income, U.S. Mortgages, Core Fixed Income and Investment Grade Credit as an annual percentage rate of average daily net assets was 0.54%, 0.40%, 0.40% and 0.40%, respectively. For the period prior to February 28, 2006, GSAM entered into a voluntary fee reduction commitment for the Funds, in order to achieve the rates in the above table.
     GSAM has also voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, Account Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended October 31, 2006, the Other Expense limitations for Government Income, U.S. Mortgages, Core Fixed Income, and Investment Grade Credit as an annual percentage rate of average daily net assets were 0.004%, 0.004%, 0.104% and 0.004%, respectively.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

3. AGREEMENTS (continued)
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the average daily net assets of U.S. Mortgages and Investment Grade Credit attributable to Class A shares and 0.025%, 0.75% and 0.75% the average daily net assets of the Government Income and Core Fixed Income attributable to Class A, Class B and Class C shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets of Government Income and Core Fixed Income attributable to Class B or Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended October 31, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Government Income	$35,800	$200	$8,900

U.S. Mortgages	100	—	—

Core Fixed Income	137,800	—	100

Investment Grade Credit	900	—	—

     Goldman Sachs also serves as Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.16% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Separate Account Institutional (U.S. Mortgages and Investment Grade Credit only), Institutional and Service shares (Government Income and Core Fixed Income only). For the year ended October 31, 2006, Goldman Sachs has voluntarily agreed to waive a portion of the Transfer Agent fees equal to 0.02% of the average daily net assets attributable to Institutional and Separate Account Institutional Shares of U.S. Mortgages and Investment Grade Credit. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
     The Trust, on behalf of Government Income and Core Fixed Income, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25% respectively, of the average daily net assets of each share class. The Trust, on behalf of Class A and Institutional Class Shares of U.S. Mortgages and Investment Grade Credit Funds, has adopted Account Service Plans. Under these plans, Goldman Sachs and authorized dealers are entitled to receive a fee for account service and account maintenance equal to, on an annual basis, 0.05% of the average daily net assets of U.S. Mortgages and Investment Grade Credit Funds attributable to Class A and Institutional Class Shares.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
3. AGREEMENTS (continued)
     For the year ended October 31, 2006, GSAM and the Distributor have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses. For the year ended October 31, 2006, expense reductions were as follows (in thousands):

	Fee Waivers			Fee Credits

	Management	Transfer	Other Expense		Transfer	Total Expense
Fund	Fees	Agent Fees	Reimbursement	Custody Fee	Agent Fee	Reductions

Government Income	$—	$—	$746	$21	$46	$813

U.S. Mortgages	336	94	546	34	1	1,011

Core Fixed Income	117	—	—	48	47	212

Investment Grade Credit	149	42	333	3	—	527

     At October 31, 2006, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Government Income	$291	$122	$69	$482

U.S. Mortgages	118	1	8	127

Core Fixed Income	754	193	160	1,107

Investment Grade Credit	58	1	3	62

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended October 31, 2006 were as follows:

			Sales and	Sales and Maturities
	Purchases of	Purchases	Maturities of	(Excluding
	U.S. Government	(Excluding	U.S. Government	U.S. Government
	and Agency	U.S. Government and	and Agency	and Agency
Fund	Obligations	Agency Obligations)	Obligations	Obligations)

Government Income	$5,856,214,906	$153,036,227	$6,013,828,136	$132,440,229

U.S. Mortgages	9,331,554,238	155,752,252	9,366,360,741	67,312,909

Core Fixed Income	11,371,326,934	969,701,773	11,522,181,489	276,889,510

Investment Grade Credit	20,297,224	152,242,825	22,747,980	140,591,630

     For the year ended October 31, 2006, Government Income, U.S. Mortgages, Core Fixed Income and Investment Grade Credit paid commissions of approximately $69,500, $35,000, $154,300 and $17,700, respectively, in connection with futures contracts entered into with Goldman Sachs.
5. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended October 31, 2006, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
6. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

	Government	U.S.	Core Fixed	Investment Grade
	Income	Mortgages	Income	Credit

Distributions paid from:
Ordinary Income	$31,528,737	$21,649,929	$96,989,608	$10,629,911
Net long-term capital gains	—	—	4,446,322	—

Total taxable distributions	$31,528,737	$21,649,929	$101,435,930	$10,629,911
Tax return of capital	—	—	$2,171,473	—

     The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows:

	Government	U.S.	Core Fixed	Investment Grade
	Income	Mortgages	Income	Credit

Distributions paid from:
Ordinary Income	$19,974,907	$15,374,235	$70,913,539	$6,245,239
Net long-term capital gains	6,090,192	1,420,783	12,482,837	142,803

Total taxable distributions	$26,065,099	$16,795,018	$83,396,376	$6,388,042

     As of October 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows.

	Government	U.S.	Core Fixed	Investment Grade
	Income	Mortgages	Income	Credit

Undistributed ordinary income — net	$1,392,480	$1,241,148	—	$373,244
Capital loss carryforward:(1)
Expiring 2013	—	(936,118)	—	(419,693)
Expiring 2014	(11,925,097)	(978,868)	$(22,304,650)	(3,690,267)

Total capital loss carryforward	$(11,925,097)	$(1,914,986)	$(22,304,650)	$(4,109,960)

Timing differences (dividends payable, straddles)	(326,685)	(311,786)	(2,837,105)	(251,423)
Unrealized gains (losses) — net	(1,498,966)	(1,634,736)	5,751,502	(1,282,610)

Total accumulated losses — net	(12,358,268)	(2,620,360)	(19,390,253)	(5,270,749)

(1)	Expiration occurs on October 31 of the year indicated.
     As of October 31, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Government	U.S.	Core Fixed	Investment
	Income	Mortgages	Income	Grade Credit

Tax Cost	$648,829,287	$497,319,082	$2,452,843,664	$207,192,082

Gross unrealized gain	3,674,616	1,832,727	16,427,625	1,704,286
Gross unrealized loss	(5,459,748)	(3,077,439)	(10,995,454)	(2,384,622)

Net unrealized security gain (loss)	$(1,785,132)	$(1,244,712)	$5,432,171	$(680,336)

Net unrealized gain (loss) on other investments	$286,166	$(390,024)	$319,331	$(602,274)

Net unrealized gain (loss)	(1,498,966)	(1,634,736)	5,751,502	(1,282,610)

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

6. TAX INFORMATION (continued)
     The differences between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales, differences related to the tax treatment of non-periodic swap payments, amortization of swaps, market discount accretion and premium amortization and mark-to-market gains (losses) on 1256 futures contracts.
     In order to present certain components of the Fund’s capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of foreign currency, swap transactions, and tax treatment of certain bonds.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in-Capital	Gain (Loss)	Income

Government Income	$1,062,705	$1,928,816	$(2,991,521)

U.S. Mortgages	—	(480,292)	480,292

Core Fixed Income	1,103,311	9,011,835	(10,115,146)

Investment Grade Credit	—	432,658	(432,658)

7. OTHER MATTERS
As of October 31, 2006 the Goldman Sachs Growth and Income Strategy Portfolio was the beneficial owner of approximately 3% of the outstanding shares of the Core Fixed Income.
Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds (including these Funds) and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
7. OTHER MATTERS (continued)
Mergers and Reorganizations — At a meeting held on November 4, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Expedition Agreement”) providing for the tax-free acquisition of the Expedition Investment Grade Bond Fund by Core Fixed Income. The acquisition was completed on February 25, 2005.
     Pursuant to the Expedition Agreement, the assets and liabilities of the Expedition Investment Grade Bond Fund (“Acquired Fund”) Class A, Class B and Institutional Class were transferred into the Goldman Sachs Core Fixed Income (“Survivor Fund”) Class A, Class B and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class/Acquired Fund Share Class	Issued	Exchanged Shares	as of February 25, 2005

Core Fixed Income Class A/Expedition Investment Grade Bond Fund Class A	443,072	$4,452,854	430,741

Core Fixed Income Class B/Expedition Investment Grade Bond Fund Class B	168,369	1,698,846	163,996

Core Fixed Income Institutional Class/Expedition Investment Grade Bond Fund Institutional Class	6,680,820	67,342,702	6,509,242

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s		Aggregate
	Aggregate	Aggregate	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	Immediately
	Before	Before	Unrealized	After
Survivor/Acquired Fund	Acquisition	Acquisition	Appreciation	Acquisition

Core Fixed Income/Expedition Investment Grade Bond Fund	$1,459,857,120	$73,494,402	$4,701,480	$1,533,351,522

     At a meeting held on December 14, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “First Funds Agreement”) providing for the tax-free acquisition of the First Funds Intermediate Bond Portfolio by Core Fixed Income. On April 7, 2006, the Board of Trustees approved certain amendments to the First Funds Agreement. The acquisition was completed on June 5, 2006, as of the close of business June 2, 2006.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

7. OTHER MATTERS (continued)
     Pursuant to the First Funds Agreement, the assets and liabilities of the First Funds Intermediate Bond Portfolio (“Acquired Fund”) Institutional Class, Class A, Class B and Class C were transferred into the Core Fixed Income (“Survivor Fund”) Institutional Class and Class A, respectively, in a tax free exchange as follows:

			Acquired Fund’s
			Shares
	Exchanged Shares of	Value of Exchanged	Outstanding as of
Survivor Share Class/Acquired Fund Share Class	Survivor Issued	Shares	June 2, 2006

Core Fixed Income Institutional Class/First Funds Intermediate Bond Portfolio Institutional Class	23,256,054	$225,816,117	22,869,788

Core Fixed Income Class A/First Fund Intermediate Bond Portfolio Class A	249,590	2,413,528	244,781

Core Fixed Income Class A/First Funds Intermediate Bond Portfolio Class B	32,136	310,758	31,472

Core Fixed Income Class A/First Funds Intermediate Bond Portfolio Class C	179,544	1,736,185	175,687

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized depreciation.

	Survivor Fund’s	Acquired Fund’s		Survivor Fund’s
	Aggregate Net	Aggregate Net	Acquired Fund’s	Aggregate Net
	Assets Before	Assets Before	Unrealized	Assets Immediately
Survivor/Acquired Fund	Acquisition	Acquisition	Depreciation	After Acquisition

Core Fixed Income/First Funds Intermediate Bond Portfolio	$2,168,716,107	$230,276,588	$5,005,096	$2,398,992,695

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
8. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Government Income Fund

	For the Year Ended		For the Year Ended
	October 31, 2006		October 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,006,196	$276,486,239	25,751,238	$380,364,618
Shares converted from Class B(a)	71,331	1,040,729	31,509	463,949
Reinvestment of dividends and distributions	1,574,240	22,857,034	1,408,483	20,800,018
Shares repurchased	(41,202,955)	(593,696,503)	(10,066,631)	(148,602,957)

	(20,551,188)	(293,312,501)	17,124,599	253,025,628

Class B Shares
Shares sold	131,172	1,901,404	138,121	2,040,240
Reinvestment of dividends and distributions	33,925	492,693	44,355	655,380
Shares converted to Class A(a)	(71,326)	(1,040,729)	(31,509)	(463,949)
Shares repurchased	(523,718)	(7,594,308)	(627,907)	(9,275,437)

	(429,947)	(6,240,940)	(476,940)	(7,043,766)

Class C Shares
Shares sold	273,958	3,976,041	362,664	5,356,965
Reinvestment of dividends and distributions	28,527	414,100	33,061	488,032
Shares repurchased	(429,252)	(6,230,332)	(497,938)	(7,351,325)

	(126,767)	(1,840,191)	(102,213)	(1,506,328)

Institutional Shares
Shares sold	13,235,776	192,106,435	3,678,638	53,949,896
Reinvestment of dividends and distributions	285,861	4,144,669	129,590	1,911,519
Shares repurchased	(7,659,473)	(111,004,132)	(4,293,634)	(63,362,003)

	5,862,164	85,246,972	(485,406)	(7,500,588)

Service Shares
Shares sold	1,077,215	15,615,921	745,365	11,011,823
Reinvestment of dividends and distributions	19,752	286,389	20,599	303,697
Shares repurchased	(605,504)	(8,787,657)	(284,114)	(4,188,766)

	491,463	7,114,653	481,850	7,126,754

NET INCREASE (DECREASE)	(14,754,275)	$(209,032,007)	16,541,890	$244,101,700

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

8. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Mortgages Fund

	For the Year Ended		For the Year Ended
	October 31, 2006		October 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	74,629	$736,840	5,019,581	$50,101,170
Reinvestment of dividends and distributions	32,146	315,209	24,573	244,529
Shares repurchased	(208,971)	(2,050,018)	(4,299,105)	(42,967,447)

	(102,196)	(997,969)	745,049	7,378,252

Institutional Shares
Shares sold	4,996,084	49,157,500	4,946,142	49,304,140
Reinvestment of dividends and distributions	365,157	3,584,728	295,772	2,952,261
Shares repurchased	(1,103,686)	(10,910,941)	(9,444,926)	(93,957,727)

	4,257,555	41,831,287	(4,203,012)	(41,701,326)

Separate Account Institutional Shares
Shares sold	24,833,736	243,126,871	48,765,071	484,921,384
Reinvestment of dividends and distributions	1,443,931	14,163,428	1,017,500	10,136,832
Shares repurchased	(34,651,048)	(340,806,447)	(20,254,960)	(201,858,998)

	(8,373,381)	(83,516,148)	29,527,611	293,199,218

NET INCREASE (DECREASE)	(4,218,022)	$(42,682,830)	26,069,648	$258,876,144

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
8. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Fixed Income Fund

	For the Year Ended		For the Year Ended
	October 31, 2006		October 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	33,915,411	$330,454,717	35,960,982	$361,963,182
Shares issued in connection with merger	461,270	4,460,471	443,072	4,452,854
Shares converted from Class B(a)	94,032	918,118	46,202	464,412
Reinvestment of dividends and distributions	2,859,107	27,907,378	2,464,922	24,786,186
Shares repurchased	(31,237,706)	(304,040,411)	(23,268,765)	(233,859,094)

	6,092,114	59,700,273	15,646,413	157,807,540

Class B Shares
Shares sold	413,768	4,040,182	415,966	4,202,378
Shares issued in connection with merger	—	—	168,245	1,697,595
Reinvestment of dividends and distributions	80,189	786,518	95,011	959,791
Shares converted to Class A(a)	(93,649)	(918,118)	(46,019)	(464,412)
Shares repurchased	(1,008,157)	(9,859,452)	(811,301)	(8,186,679)

	(607,849)	(5,950,870)	(178,098)	(1,791,327)

Class C Shares
Shares sold	861,312	8,439,976	941,827	9,522,000
Reinvestment of dividends and distributions	75,872	744,534	86,409	872,871
Shares repurchased	(1,179,491)	(11,563,276)	(1,028,149)	(10,392,335)

	(242,307)	(2,378,766)	87	2,536

Institutional Shares
Shares sold	70,215,331	684,433,513	55,776,185	561,484,946
Shares issued in connection with merger	23,256,054	225,816,117	6,680,820	67,342,702
Reinvestment of dividends and distributions	4,149,150	40,632,934	2,981,398	30,085,346
Shares repurchased	(50,393,455)	(494,390,692)	(38,187,685)	(385,523,566)

	47,227,080	456,491,872	27,250,718	273,389,428

Service Shares
Shares sold	2,448,389	24,070,282	2,143,270	21,597,057
Reinvestment of dividends and distributions	88,895	871,691	85,720	865,451
Shares repurchased	(1,010,620)	(9,873,930)	(997,254)	(10,050,301)

	1,526,664	15,068,043	1,231,736	12,412,207

NET INCREASE (DECREASE)	53,995,702	$522,930,552	43,950,856	$441,820,384

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

8. SUMMARY OF SHARE TRANSACTIONS (continued)

	Investment Grade Credit Fund

	For the Year Ended		For the Year Ended
	October 31, 2006		October 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	122,758	$1,221,812	320,645	$3,263,617
Reinvestment of dividends and distributions	13,743	135,325	11,900	121,009
Shares repurchased	(157,724)	(1,542,363)	(178,972)	(1,810,430)

	(21,223)	(185,226)	153,573	1,574,196

Institutional Shares
Shares sold	22,238	219,000	470,899	4,733,479
Reinvestment of dividends and distributions	16,932	166,973	9,313	94,718
Shares repurchased	(72,211)	(705,458)	(121,782)	(1,237,372)

	(33,041)	(319,485)	358,430	3,590,825

Separate Account Institutional Shares
Shares sold	6,781,618	67,075,585	16,984,506	173,425,722
Reinvestment of dividends and distributions	803,525	7,916,831	528,785	5,376,549
Shares repurchased	(6,233,643)	(61,175,704)	(4,986,999)	(50,618,751)

	1,351,500	13,816,712	12,526,292	128,183,520

NET INCREASE	1,297,236	$13,312,001	13,038,295	$133,348,541

GOLDMAN SACHS GOVERNMENT INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations					Distributions to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	From net
	beginning	investment		and unrealized		investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)		operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2006 - A	$14.57	$0.55		$0.08		$0.63	$(0.56)	$— (e)	$(0.56)
2006 - B	14.57	0.44		0.08		0.52	(0.45)	— (e)	(0.45)
2006 - C	14.56	0.44		0.08		0.52	(0.45)	— (e)	(0.45)
2006 - Institutional	14.55	0.60		0.09		0.69	(0.61)	— (e)	(0.61)
2006 - Service	14.54	0.53		0.08		0.61	(0.54)	— (e)	(0.54)

2005 - A	15.00	0.43		(0.30)		0.13	(0.39)	(0.17)	(0.56)
2005 - B	15.00	0.30		(0.28)		0.02	(0.28)	(0.17)	(0.45)
2005 - C	14.99	0.31		(0.29)		0.02	(0.28)	(0.17)	(0.45)
2005 - Institutional	14.98	0.46		(0.27)		0.19	(0.45)	(0.17)	(0.62)
2005 - Service	14.98	0.41		(0.31)		0.10	(0.37)	(0.17)	(0.54)

2004 - A	14.88	0.39		0.33		0.72	(0.47)	(0.13)	(0.60)
2004 - B	14.88	0.28		0.32		0.60	(0.35)	(0.13)	(0.48)
2004 - C	14.87	0.28		0.32		0.60	(0.35)	(0.13)	(0.48)
2004 - Institutional	14.85	0.46		0.33		0.79	(0.53)	(0.13)	(0.66)
2004 - Service	14.85	0.37		0.34		0.71	(0.45)	(0.13)	(0.58)

2003 - A	14.95	0.41		0.05		0.46	(0.51)	(0.02)	(0.53)
2003 - B	14.95	0.31		0.04		0.35	(0.40)	(0.02)	(0.42)
2003 - C	14.94	0.31		0.04		0.35	(0.40)	(0.02)	(0.42)
2003 - Institutional	14.93	0.47		0.04		0.51	(0.57)	(0.02)	(0.59)
2003 - Service	14.92	0.41		0.04		0.45	(0.50)	(0.02)	(0.52)

2002 - A	14.96	0.63	(d)	0.19	(d)	0.82	(0.67)	(0.16)	(0.83)
2002 - B	14.96	0.52	(d)	0.19	(d)	0.71	(0.56)	(0.16)	(0.72)
2002 - C	14.95	0.51	(d)	0.20	(d)	0.71	(0.56)	(0.16)	(0.72)
2002 - Institutional	14.94	0.69	(d)	0.19	(d)	0.88	(0.73)	(0.16)	(0.89)
2002 - Service	14.93	0.62	(d)	0.19	(d)	0.81	(0.66)	(0.16)	(0.82)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 690% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.44%.
(e)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

						Ratios assuming no
						expense reductions

				Ratio of		Ratio of	Ratio of
		Net assets	Ratio of	net investment		total	net investment
Net asset		at end of	net expenses	income to		expenses	income to		Portfolio
value, end	Total	year	to average	average net		to average	average net		turnover
of year	return(b)	(in 000s)	net assets	assets		net assets	assets		rate(c)

$14.64	4.40%	$432,762	0.95%	3.77%		1.04%	3.68%		766%
14.64	3.62	18,713	1.70	3.03		1.79	2.94		766
14.63	3.63	16,931	1.70	3.04		1.79	2.95		766
14.63	4.86	146,784	0.58	4.18		0.67	4.09		766
14.61	4.27	23,461	1.08	3.67		1.17	3.58		766

14.57	0.80	729,958	0.97	2.83		1.07	2.73		256
14.57	0.04	24,882	1.72	2.08		1.83	1.97		256
14.56	0.11	18,692	1.72	2.08		1.83	1.97		256
14.55	1.26	60,747	0.58	3.20		0.69	3.08		256
14.54	0.69	16,198	1.08	2.74		1.18	2.64		256

15.00	4.99	494,883	0.98	2.60		1.17	2.41		609
15.00	4.21	32,782	1.73	1.93		1.92	1.74		609
14.99	4.14	20,778	1.73	1.91		1.92	1.72		609
14.98	5.35	69,770	0.58	3.12		0.77	2.93		609
14.98	4.90	9,467	1.08	2.55		1.27	2.36		609

14.88	3.11	358,058	0.99	2.78		1.18	2.59		520
14.88	2.34	44,120	1.74	2.06		1.93	1.87		520
14.87	2.34	23,720	1.74	2.05		1.93	1.86		520
14.85	3.60	151,111	0.59	3.16		0.78	2.97		520
14.85	3.01	10,491	1.09	2.72		1.28	2.53		520

14.95	5.77	248,719	0.98	4.26	(d)	1.24	4.00	(d)	226
14.95	4.99	51,124	1.73	3.54	(d)	1.99	3.28	(d)	226
14.94	4.99	24,095	1.73	3.49	(d)	1.99	3.23	(d)	226
14.93	6.13	82,523	0.58	4.74	(d)	0.84	4.48	(d)	226
14.92	5.68	10,762	1.08	4.25	(d)	1.34	3.99	(d)	226

GOLDMAN SACHS U.S. MORTGAGES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEAR ENDED OCTOBER 31,

2006 - A	$9.82	$0.41	$0.08	$0.49	$(0.41)	$—	$(0.41)
2006 - Institutional	9.82	0.45	0.08	0.53	(0.44)	—	(0.44)
2006 - Separate Account Institutional	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

2005 - A	10.22	0.28	(0.17)	0.11	(0.33)	(0.18)	(0.51)
2005 - Institutional	10.22	0.33	(0.18)	0.15	(0.37)	(0.18)	(0.55)
2005 - Separate Account Institutional	10.21	0.36	(0.20)	0.16	(0.37)	(0.18)	(0.55)
FOR THE PERIOD ENDED OCTOBER 31,

2004 - A (commenced November 3, 2003)	10.00	0.22	0.33	0.55	(0.33)	—	(0.33)
2004 - Institutional (commenced November 3, 2003)	10.00	0.29	0.31	0.60	(0.38)	—	(0.38)
2004 - Separate Account Institutional (commenced November 3, 2003)	10.00	0.31	0.28	0.59	(0.38)	—	(0.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for the periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 1442% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

					Ratios assuming no
					expense reductions

				Ratio of	Ratio of	Ratio of
		Net assets	Ratio of	net investment	total	net investment
Net asset		at end of	net expenses	income to	expenses	income to	Portfolio
value, end	Total	period	to average	average net	to average	average net	turnover
of period	return(b)	(in 000s)	net assets	assets	net assets	assets	rate(c)

$9.90	5.21%	$6,973	0.79%	4.24%	0.98%	4.05%	1665%
9.91	5.56	117,497	0.40	4.64	0.61	4.43	1665
9.91	5.73	307,935	0.35	4.62	0.56	4.41	1665

9.82	1.00	7,916	0.81	2.88	0.98	2.71	2006
9.82	1.49	74,616	0.40	3.43	0.58	3.24	2006
9.82	1.54	387,306	0.35	3.42	0.53	3.24	2006

10.22	5.60	628	0.82 (d)	1.95 (d)	1.08 (d)	1.69 (d)	1953
10.22	6.07	120,628	0.40 (d)	2.86 (d)	0.68 (d)	2.58 (d)	1953
10.21	6.03	101,429	0.35 (d)	2.98 (d)	0.63 (d)	2.70 (d)	1953

GOLDMAN SACHS CORE FIXED INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE YEARS ENDED OCTOBER 31,

2006 - A	$9.87	$0.41	$(0.01)	$0.40	$(0.38)	$(0.06)	$(0.01)	$(0.45)
2006 - B	9.91	0.34	(0.01)	0.33	(0.31)	(0.06)	(0.01)	(0.38)
2006 - C	9.91	0.34	—	0.34	(0.31)	(0.06)	(0.01)	(0.38)
2006 - Institutional	9.90	0.45	—	0.45	(0.42)	(0.06)	(0.01)	(0.49)
2006 - Service	9.91	0.40	(0.01)	0.39	(0.37)	(0.06)	(0.01)	(0.44)

2005 - A	10.25	0.32	(0.20)	0.12	(0.37)	(0.13)	—	(0.50)
2005 - B	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - C	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - Institutional	10.28	0.36	(0.21)	0.15	(0.40)	(0.13)	—	(0.53)
2005 - Service	10.29	0.31	(0.21)	0.10	(0.35)	(0.13)	—	(0.48)

2004 - A	10.31	0.30	0.32	0.62	(0.33)	(0.35)	—	(0.68)
2004 - B	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - C	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - Institutional	10.35	0.34	0.31	0.65	(0.37)	(0.35)	—	(0.72)
2004 - Service	10.35	0.29	0.32	0.61	(0.32)	(0.35)	—	(0.67)

2003 - A	10.07	0.40	0.28	0.68	(0.40)	(0.04)	—	(0.44)
2003 - B	10.10	0.33	0.28	0.61	(0.32)	(0.04)	—	(0.36)
2003 - C	10.10	0.33	0.28	0.61	(0.32)	(0.04)	—	(0.36)
2003 - Institutional	10.09	0.45	0.29	0.74	(0.44)	(0.04)	—	(0.48)
2003 - Service	10.09	0.40	0.29	0.69	(0.39)	(0.04)	—	(0.43)

2002 - A	10.25	0.50	(0.13)	0.37	(0.52)	(0.03)	—	(0.55)
2002 - B	10.29	0.43	(0.15)	0.28	(0.44)	(0.03)	—	(0.47)
2002 - C	10.29	0.43	(0.15)	0.28	(0.44)	(0.03)	—	(0.47)
2002 - Institutional	10.28	0.55	(0.15)	0.40	(0.56)	(0.03)	—	(0.59)
2002 - Service	10.28	0.51	(0.16)	0.35	(0.51)	(0.03)	—	(0.54)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 516% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	total expenses	income to	Portfolio
value, end	Total	year	to average	average net	to average	average net	turnover
of year	return(b)	(in 000s)	net assets	assets	net assets	assets	rate(c)

$9.82	4.21%	$714,877	0.83%	4.25%	0.84%	4.24%	562%
9.86	3.42	22,971	1.58	3.49	1.59	3.48	562
9.87	3.52	20,937	1.58	3.49	1.59	3.48	562
9.86	4.69	1,558,971	0.46	4.65	0.47	4.64	562
9.86	4.06	46,600	0.96	4.13	0.97	4.12	562

9.87	1.14	658,114	0.86	3.14	0.87	3.13	283
9.91	0.38	29,096	1.61	2.40	1.62	2.39	283
9.91	0.38	23,432	1.61	2.40	1.62	2.39	283
9.90	1.53	1,098,280	0.47	3.54	0.48	3.53	283
9.91	1.02	31,682	0.97	3.03	0.98	3.02	283

10.25	6.24	523,045	0.90	2.96	0.90	2.96	549
10.29	5.43	32,040	1.65	2.21	1.65	2.21	549
10.29	5.42	24,323	1.65	2.21	1.65	2.21	549
10.28	6.55	860,021	0.50	3.36	0.50	3.36	549
10.29	6.22	20,221	1.00	2.86	1.00	2.86	549

10.31	7.03	445,178	0.89	3.91	0.89	3.91	489
10.35	6.31	37,120	1.64	3.21	1.64	3.21	489
10.35	6.21	25,409	1.64	3.16	1.64	3.16	489
10.35	7.54	695,181	0.49	4.39	0.49	4.39	489
10.35	6.90	21,827	0.99	3.89	0.99	3.89	489

10.07	3.59	315,441	0.90	5.03	0.90	5.03	437
10.10	2.70	36,131	1.65	4.33	1.65	4.33	437
10.10	2.80	20,176	1.65	4.32	1.65	4.32	437
10.09	3.99	733,996	0.50	5.51	0.50	5.51	437
10.09	3.47	29,761	1.00	5.05	1.00	5.05	437

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEAR ENDED OCTOBER 31,

2006 - A	$9.93	$0.47	$—	$0.47	$(0.45)	$—	$(0.45)
2006 - Institutional	9.95	0.51	—	0.51	(0.49)	—	(0.49)
2006 - Separate Account Institutional	9.94	0.52	(0.01)	0.51	(0.49)	—	(0.49)

2005 - A	10.31	0.40	(0.35)	0.05	(0.39)	(0.04)	(0.43)
2005 - Institutional	10.32	0.52	(0.42)	0.10	(0.43)	(0.04)	(0.47)
2005 - Separate Account Institutional	10.31	0.46	(0.35)	0.11	(0.44)	(0.04)	(0.48)
FOR THE PERIOD ENDED OCTOBER 31,

2004 - A (commenced November 3, 2003)	10.00	0.38	0.31	0.69	(0.38)	—	(0.38)
2004 - Institutional (commenced November 3, 2003)	10.00	0.44	0.30	0.74	(0.42)	—	(0.42)
2004 - Separate Account Institutional (commenced November 3, 2003)	10.00	0.43	0.31	0.74	(0.43)	—	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	total expenses	income to	Portfolio
value, end	Total	period	to average	average net	to average	average net	turnover
of period	return(b)	(in 000s)	net assets	assets	net assets	assets	rate

$9.95	4.84%	$3,420	0.79%	4.82%	1.04%	4.57%	74%
9.97	5.35	3,317	0.40	5.21	0.65	4.96	74
9.96	5.30	206,122	0.35	5.26	0.60	5.01	74

9.93	0.50	3,622	0.81	3.88	1.07	3.62	88
9.95	0.89	3,638	0.40	4.40	0.66	4.14	88
9.94	1.04	192,196	0.35	4.34	0.62	4.07	88

10.31	7.00	2,179	0.82 (c)	3.66 (c)	1.85 (c)	2.63 (c)	78
10.32	7.57	76	0.40 (c)	4.28 (c)	1.45 (c)	3.23 (c)	78
10.31	7.52	70,269	0.35 (c)	4.26 (c)	1.40 (c)	3.21 (c)	78

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Goldman Sachs Trust
We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Government Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Investment Grade Credit Fund (four of the funds comprising the Goldman Sachs Trust) (the “Funds”), as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Government Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Investment Grade Credit Fund at October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2006

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2006
          As a shareholder of Class A, Class B, Class C, Institutional, Service or Separate Account Institutional Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Separate Account Institutional Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 through October 31, 2006.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Government Income Fund				U.S. Mortgages Fund				Core Fixed Income Fund				Investment Grade Credit Fund

				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	05/01/06	10/31/06		10/31/06*	05/01/06	10/31/06		10/31/06*	05/01/06	10/31/06		10/31/06*	05/01/06	10/31/06		10/31/06*

Class A
Actual	$1,000.00	$1,037.20		$4.88	$1,000.00	$1,038.30		$4.06	$1,000.00	$1,037.10		$4.21	$1,000.00	$1,049.00		$4.10
Hypothetical 5% return	1,000.00	1,020.41	+	4.84	1,000.00	1,021.23	+	4.02	1,000.00	1,021.07	+	4.18	1,000.00	1,021.20	+	4.05

Class B
Actual	1,000.00	1,033.30		8.70	N/A	N/A		N/A	1,000.00	1,033.10		8.05	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.64	+	8.63	N/A	N/A		N/A	1,000.00	1,017.28	+	7.99	N/A	N/A		N/A

Class C
Actual	1,000.00	1,032.60		8.70	N/A	N/A		N/A	1,000.00	1,034.10		8.05	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.65	+	8.63	N/A	N/A		N/A	1,000.00	1,017.29	+	7.99	N/A	N/A		N/A

Institutional
Actual	1,000.00	1,039.20		2.98	1,000.00	1,040.10		2.05	1,000.00	1,040.00		2.31	1,000.00	1,051.00		2.08
Hypothetical 5% return	1,000.00	1,022.28	+	2.95	1,000.00	1,023.20	+	2.03	1,000.00	1,022.94	+	2.29	1,000.00	1,023.17	+	2.06

Separate Account Institutional
Actual	N/A	N/A		N/A	1,000.00	1,041.40		1.79	N/A	N/A		N/A	1,000.00	1,051.30		1.83
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,023.45	+	1.77	N/A	N/A		N/A	1,000.00	1,023.42	+	1.80

Service
Actual	1,000.00	1,035.90		5.52	N/A	N/A		N/A	1,000.00	1,036.30		4.88	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,019.78	+	5.48	N/A	N/A		N/A	1,000.00	1,020.41	+	4.84	N/A	N/A		N/A

*	Expenses for each share class are calculated using the Funds’ annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/06. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were as follows:

						Separate Account
Fund	Class A	Class B	Class C	Institutional	Service	Institutional

Government Income	0.95%	1.70%	1.70%	0.58%	1.08%	N/A
U.S. Mortgages	0.79	N/A	N/A	0.40	N/A	0.35%
Core Fixed Income	0.82	1.57	1.57	0.45	0.95	N/A
Investment Grade Credit	0.79	N/A	N/A	0.40	N/A	0.35

+	Hypothetical expenses are based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited)
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.
     The Management Agreements were most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 15, 2006 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 15, 2005, February 8, 2006 and May 10, 2006. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the breakpoints implemented in 2005 for the fees payable by the Funds under the Management Agreements; (e) the relative expense levels of the Funds; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) the Investment Adviser’s profitability with respect to the Trust and the Funds; (h) the quality of the non-advisory services provided to the Funds; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (j) an evaluation of the Trustees’ contract review process provided by an outside third party; and (k) information on the processes followed by the third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreements; (i) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Funds’ investment performance, fees and expenses, including the Funds’ expense trends over time and the breakpoints in the contractual fee rates under the Management Agreements that were approved in 2005.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to the Funds’ portfolio turnover rates, revenue sharing by the Investment Adviser, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser or its affiliates present.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreements for all of the Funds were approved at the same Annual Contract Meeting, the Trustees considered the applicable Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who had invested in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the respective periods, this information on the Funds’ investment performance was provided for one, three, five and ten (where applicable) year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives, policies and credit and duration parameters, as well as in light of periodic analyses of their respective quality and risk profiles. In addition, the Trustees considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels.
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreements for each of the Funds that were approved in 2005, which had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Government Income Fund	0.54%	First $	1 Billion
	0.49	Next $	1 Billion
	0.47	Over $	2 Billion

U.S. Mortgages Fund	0.40	First $	1 Billion
	0.36	Next $	1 Billion
	0.34	Over $	2 Billion

Core Fixed Income Fund	0.40	First $	1 Billion
	0.36	Next $	1 Billion
	0.34	Over $	2 Billion

Investment Grade Credit Fund	0.40	First $	1 Billion
	0.36	Next $	1 Billion
	0.34	Over $	2 Billion

     In approving these fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2006, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services. The Trustees noted the reduction of the transfer agency fees on Class A, Class B and Class C Shares of the Funds in 2005. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreements should be approved and continued.

Goldman Sachs Single/Multi-Sector Taxable Fixed Income Funds — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Core Fixed Income Fund designates $4,446,322 as capital gain dividends paid during the year ended October 31, 2006.

Pursuant to Section 871(k) of the Internal Revenue Code, the Government Income and Core Fixed Income Funds designate $182,487 and $7,042,948, respectively, as short-term capital gain dividends paid during the year ended October 31, 2006.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*Kaysie P. Uniacke Age: 45	Trustee &	Since 2001	Managing Director, Goldman Sachs (1997-Present).	77	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

			Trustee — Gettysburg College

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College.

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $610.2 billion in assets under management as of September 30, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value[2] ▪  Large Cap Value
▪  Structured U.S. Equity Fund[2] ▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund[2] ▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪ Structured Small Cap Equity Fund[2] ▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund[2] ▪  Structured International Equity
Flex Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)
Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund. Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended January 31, 2005 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Foreign and emerging markets investments may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Core Fixed Income and Investment Grade Credit Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all. The Core Fixed Income and Investment Grade Credit Funds may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1991	SMSTFIAR / 43.1K / 12-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$733,788	$427,000	Financial statement audits

Audit-Related Fees:

• PwC	$195,000	$234,400	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2006	2005	Description of Services Rendered
Audit-Related Fees:

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$94,130	$18,325	Audit related time borne by the funds’ adviser

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$18,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for Goldman Sachs Asset Management, L.P. and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended October 31, 2006 and October 31, 2005 were approximately $476,400 and $411,200 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2005 and November 26, 2004 were approximately $5.2 million and $3.9 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended October 31, 2006 and October 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0  million and $34.5 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 23, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	January 23, 2007